UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FiberNet Telecom Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[COMPANY LETTERHEAD]

January 3, 2005

Dear Stockholder,

We cordially invite you to attend a special meeting of stockholders to be held at 10:00 a.m. on January 25, 2005 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York.

At the special meeting, you will be asked to approve, for purposes of NASD Marketplace Rule 4350(i), the right to allow for the conversion of a series K convertible preferred stock and the exercise of related warrants, that are anticipated to be sold pursuant to a Securities Purchase Agreement that we entered into on December 10, 2004, as amended, with the Purchasers named therein (the “Purchase Agreement”). In addition, the company will also ask for your approval to issue securities in a subsequent financing that could constitute an issuance of greater than 20% of our common stock that will be outstanding as of the issuance date of such securities or on a post-issuance basis. The company’s board of directors recommends the approval of all of these proposals. Finally, you will be asked to act on such other business as may properly come before the special meeting.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that your shares are represented. Therefore, we ask that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the special meeting.

Sincerely,

Michael S. Liss
Chairman, President and Chief Executive Officer

FIBERNET TELECOM GROUP, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 25, 2005

To the Stockholders of

FiberNet Telecom Group, Inc.

NOTICE IS HEREBY GIVEN that the special meeting (the “Special Meeting”) of FiberNet Telecom Group, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. on January 25, 2005, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York for the following purposes:

1. A proposal to approve, for purposes of NASD Marketplace Rule 4350(i), the right to allow for the conversion of a series K convertible preferred stock and the exercise of related warrants, proposed to be sold pursuant to a Securities Purchase Agreement that we entered into on December 10, 2004, as amended, with the Purchasers named therein (the “Purchase Agreement”).

2. A proposal, for purposes of NASD Marketplace Rule 4350(i), to issue securities in a subsequent financing or series of financings that could result in the issuance of greater than 20% of our common stock that will be outstanding as of the issuance date of such securities or on a post-issuance basis.

3. To transact such other business as may be properly brought before the stockholders at the Special Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 3, 2004, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the meeting at the Company’s offices at 570 Lexington Avenue, 3rd Floor, New York, New York 10022, and at the time and place of the meeting during the duration of the meeting.

AT LEAST A MAJORITY OF ALL OUTSTANDING SHARES OF VOTING STOCK IS REQUIRED TO CONSTITUTE A QUORUM. ACCORDINGLY, WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, WE ASK THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS

Michael S. Liss
Chairman, President and Chief Executive Officer

i

FIBERNET TELECOM GROUP, INC.

570 LEXINGTON AVENUE, 3rd FLOOR

NEW YORK, NEW YORK 10022

(212) 405-6200

PROXY STATEMENT FOR THE

FIBERNET TELECOM GROUP, INC.

SPECIAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE SPECIAL MEETING

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of FiberNet Telecom Group, Inc., a Delaware corporation, of proxies, in the accompanying form, to be used at the Special Meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, on January 25, 2005, at 10:00 a.m. Eastern Time, and any adjournments thereof.

Voting Procedures

Shares represented by valid proxies in the form enclosed, received in time for use at the Special Meeting and not revoked at or prior to the Special Meeting, will be voted at the Special Meeting. Where you specify a choice on the proxy card as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

•	FOR Proposal One to approve, for purposes of NASD Marketplace Rule 4350(i), the right to allow for the conversion of a series K convertible preferred stock and the exercise of related warrants, proposed to be sold pursuant to a Securities Purchase Agreement that we entered into on December 10, 2004, as amended, with the Purchasers named therein (the “Purchase Agreement”).

•	FOR Proposal Two, for purposes of NASD Marketplace Rule 4350(i), to issue securities in a subsequent financing or series of financings that could constitute an issuance of greater than 20% of our common stock that will be outstanding as of the date of such issuance or on a post-issuance basis.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date. Any registered stockholder who has executed a proxy but is present at the Special Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence.

Stockholders Entitled to Vote and Quorum

The close of business on December 3, 2004 has been fixed as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. As of the close of business on December 3, 2004, we had 50,995,572 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

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If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.

For (i) Proposal One to approve, for purposes of NASD Marketplace Rule 4350(i), the right to allow for the conversion of a series K convertible preferred stock and the exercise of related warrants proposed to be sold to purchasers pursuant to the Purchase Agreement, which if and when issued and subsequently converted, will result in the issuance of greater than 20% of our common stock outstanding as of the date of issuance and (ii) Proposal Two, for purposes of NASD Marketplace Rule 4350(i), the issuance of securities in a subsequent financing or series of financings that could constitute an issuance of greater than 20% of our common stock outstanding at the time of issuance of such securities or on a post-issuance basis, we require the affirmative vote of a majority of shares of common stock present or represented by proxy and entitled to vote on the matter. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote on Proposals One and Two. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against these proposals.

Costs of Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by our directors, officers or employees. No additional compensation will be paid for such solicitation.

This Proxy Statement and the accompanying proxy are being mailed on or about January 3, 2005 to all stockholders entitled to notice of, and to vote at, the Special Meeting.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) each of the named executive officers, (iii) all of our directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. The address for each of the directors and named executive officers is c/o FiberNet Telecom Group, Inc., 570 Lexington Avenue, 3rd Floor, New York, NY 10022. Addresses of other beneficial owners are noted on the table.

As of the Record Date, we had 50,995,572 shares of common stock outstanding.

	Number of Shares Beneficially Owned	Percentage Owned
Directors and Executive Officers

Timothy P. Bradley(1)	266,015	*
Oskar Brecher(2)	2,908,000	5.7
Thomas Brown(3)	188,399	*
Jon A. DeLuca(4)	643,263	1.3
Roy D. Farmer III(5)	85,491	*
Robert E. La Blanc(6)	106,667	*
Michael S. Liss(7)	2,503,538	4.9
Charles J. Mahoney(8)	165,790	*
Richard Sayers(9)	183,615	*
Executive officers and directors as a group (nine persons)	7,050,778	13.7

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5% Stockholders
North Sound Legacy Fund LLC(10) c/o North Sound Capital LLC 53 Forest Avenue #202 Greenwich, CT 06870	6,321,078	12.0

Deutsche Bank AG, New York Branch(11) 31 West 52nd Street, 14th Floor New York, NY 10019	5,406,936	10.5

Wachovia Investors, Inc. (12) 301 S. College Street TW5 NC0537 Charlotte, NC 28288	4,932,330	9.6

SDS Capital Group SPC, Ltd(13) c/o SDS Capital Partners, LLC 53 Forest Avenue, 2nd Floor Old Greenwich, CT 06870	3,848,882	7.4

gateway.realty.new jersey.llc 16 East 48th Street, 5th Floor New York, NY 10022	2,908,000	5.7

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes 1,109 shares of common stock owned by Signal Equity Management Corp., 99,323 shares of common stock owned by Signal Equity Partners, L.P., 155,000 shares of restricted stock and 10,583 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(2)	Includes 2,908,000 shares of common stock owned by gateway.realty.new jersey.llc., of which Mr. Brecher is a minority interest-holder and disclaims beneficial ownership except to the extent of his pecuniary interest.
(3)	Includes 110 shares of common stock, 180,000 shares of restricted stock and 8,289 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(4)	Includes 433 shares of common stock, 590,000 shares of restricted stock and 52,830 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(5)	Includes 46,000 shares of restricted stock and 32,832 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(6)	Includes 10,000 shares of common stock, 94,000 shares of restricted stock and 2,667 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(7)	Includes 49,488 shares of common stock owned by Concordia Telecom Management, LLC, 163,289 shares of common stock and 42,222 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date owned by MSL Investments, LLC, 1,998 shares of common stock, 2,082,000 shares of restricted stock and 164,541 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.

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(8)	Includes 155,000 shares of restricted stock and 10,790 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(9)	Includes 4,399 shares of common stock owned by Taurus Telecommunications Inc., 5,301 shares of common stock, 155,000 shares of restricted stock and 18,915 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(10)	Includes 4,838,651 shares of common stock and 1,482,427 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date.
(11)	Includes 4,985,189 shares of common stock and 421,747 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date.
(12)	Includes 4,519,052 shares of common stock and 413,278 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date.
(13)	Includes 2,655,365 shares of common stock and 1,193,517 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date.

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PROPOSAL ONE:

APPROVAL TO ALLOW FOR THE CONVERSION OF SERIES K CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF RELATED WARRANTS

Background

We are seeking your approval for the right to allow the conversion of a series K convertible preferred stock and exercise of related warrants.

On December 10, 2004, we entered into the Purchase Agreement for the sale of up to $37.0 million in our series K convertible preferred stock (the “Series K Preferred Stock”) and warrants to purchase 11,100,000 shares of our common stock at an exercise price of $1.00 per share (the “Warrants”) to the purchasers listed in the Purchase Agreement (the “Series K Purchasers”). The terms of this financing pursuant to the Purchase Agreement, (the “Series K Financing”), including the terms of the Series K Preferred Stock and the Warrants, are set forth in the Purchase Agreement attached as Appendix A hereto, the form of certificate of designation of the relative rights and preferences of the Series K Preferred Stock attached as Appendix B hereto (the “certificate of designation”), the form of Warrant attached as Appendix C hereto, the First Amendment to the Securities Purchase Agreement, dated December 15, 2004 attached as Appendix D hereto and the Second Amendment to the Securities Purchase Agreement, dated December 29, 2004 attached as Appendix E hereto. These agreements and documents are referred to collectively as the “Series K Transaction Documents.” The date of closing of the Series K Financing is referred to as the “Series K Financing Closing Date.”

On December 10, 2004, we entered into a Stock Purchase Agreement with Consolidated Edison, Inc. (“Con Ed”) for the purchase of all of the issued and outstanding shares of Consolidated Edison Communications Holding Company, Inc. (“CEC”), a telecommunications services business and wholly-owned subsidiary of Con Ed. Subject to certain purchase price adjustments, the purchase price for the shares of CEC is $37.0 million. The closing of the transaction is subject to certain closing conditions, including the receipt of third party and governmental consents, and we have entered into the Series K Transaction Documents in order to secure the $37.0 million required to close on the acquisition of CEC from Con Ed described above. We intend for the Series K Financing and the acquisition of CEC to close simultaneously, and we will not complete the Series K Financing unless and until such time we know that the conditions to the acquisition of CEC have been satisfied. The closing of the Series K Financing and the acquisition of CEC are not dependent upon whether stockholder approval is received for Proposal One. In other words, even if Proposals One and Two are not approved by our stockholders, the Series K Financing and the acquisition of CEC can occur.

As further explained below, stockholder approval was not required to enter into the Series K Transaction Documents, nor is it required to complete the Series K Financing and issue the Series K Preferred Stock and Warrants. Stockholder approval is also not required to complete the acquisition of CEC. Stockholder approval is, however, required in order to allow for the conversion of the Series K Preferred Stock, or any other series of preferred stock that may be issued in exchange for the Series K Preferred Stock, as discussed herein, and the exercise of the Warrants. If the requisite stockholder approval is not obtained at the Special Meeting, the Series K Purchasers will not be allowed to convert the Series K Preferred Stock, and pursuant to the terms of the Series K Transaction Documents, if stockholder approval is not received at the Special Meeting, then we have an obligation to submit a proposal at our annual meeting, which we have agreed to hold on or prior to May 15, 2005, to allow for the conversion of all of the Series K Preferred Stock, or such other series of preferred stock, and exercise of all of the Warrants. If the requisite stockholder approval is not obtained at such annual meeting, the Series K Purchasers will only be allowed to convert the Series K Preferred Stock, or such other series of preferred stock, and exercise the Warrants in such an amount that, in the aggregate, does not exceed 19.99% of the outstanding common stock as of the Series K Financing Closing Date and the Series K Purchasers will be entitled to certain redemption rights, as discussed below.

Description of the Series K Convertible Preferred Stock

OVERVIEW. When issued, each share of Series K Preferred Stock will have a value of $10,000 and will be convertible into 10,000 shares of common stock at a conversion price of $1.00 per share of common stock. The terms of the Series K Preferred Stock provide for the payment of dividends to the holders thereof. In the event

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of a liquidation, dissolution or winding up, the Series K Preferred Stock ranks senior to all of our outstanding equity securities. Subject to certain protective provisions contained in the certificate of designation, the Series K Preferred Stock does not have voting rights. In addition, in the event that we do not receive stockholder approval to allow for the conversion of all of the Series K Preferred Stock, then we may be required to redeem, through the payment of cash or the issuance of additional securities, including another series of preferred stock identical to the Series K Preferred Stock but with a lower conversion price, depending on certain events, any outstanding Series K Preferred Stock in exchange for 105% of the purchase price of such outstanding Series K Preferred Stock, and if certain other events occur, such as the suspension from listing of our common stock on a national stock exchange or national market or our breach of a material term of the Series K Transaction Documents, then we must redeem, through the payment of cash or the issuance of additional securities, including another series of preferred stock identical to the Series K Preferred Stock but with a lower conversion price, (as determined by the occurrence of certain events) any outstanding Series K Preferred Stock in exchange for 120% of the purchase price of such outstanding shares.

CONVERSION. If stockholder approval is obtained to allow for the conversion of all of the Series K Preferred Stock, the Series K Purchasers will be able to convert each share of Series K Preferred Stock into 10,000 fully paid and non-assessable shares of our common stock at a conversion price of $1.00 per share. The conversion of all of the Series K Preferred Stock will result in the issuance of an aggregate of 37,000,000 shares of common stock at such time. Accordingly, you are being asked to approve the conversion of the Series K Preferred Stock, or such other series of preferred stock as may be issued upon a redemption event as discussed below, into a number of shares of common stock equal to 37,000,000 or possibly a greater number which can not be determined at this time and could substantially and materially reduce your current percentage interest in our common stock. For example, if a redemption event occurs, and the Series K Purchasers elect to receive another series of preferred stock in lieu of receiving the cash payment, then such Series K Purchasers will be entitled to receive a series of preferred stock containing terms identical to those of the Series K Preferred Stock but with a conversion price that would be determined based on the market at the time of the election to receive such other series of preferred stock and the conversion price could be significantly lower than that of the Series K Preferred Stock, and we would then be required to issue a substantially greater number of shares of common stock upon conversion than what the Series K Preferred Stock was convertible into. The description of the material terms regarding the Series K Preferred Stock as contained herein will also be applicable to any series of preferred stock that may be issued in exchange for the Series K Preferred Stock as contemplated in the Series K Preferred Stock certificate of designation.

If stockholder approval is not first obtained at the Special Meeting and also not obtained at our annual meeting which we have agreed to hold by May 15, 2005, than after such annual meeting, the Series K Purchasers will only then be allowed to convert the Series K Preferred Stock into an amount of shares of common stock that, when taken in the aggregate with shares of common stock issued upon exercise of the Warrants, does not exceed 19.99% of the outstanding common stock as of the Series K Financing Closing Date. In addition should the Series K Purchasers elect to receive another series of preferred stock in the event of a redemption event, then such series of preferred stock would also be restricted in its conversion to such 19.99% limitation.

Furthermore, at any time following 180 days after the date of the closing of the Series K Financing, subject to the satisfaction of certain conditions set forth in the certificate of designation, the holders of the Series K Preferred Stock will be required to convert all of the then outstanding shares of Series K Preferred Stock into common stock.

The conversion price of the Series K Preferred Stock is subject to adjustment in the event of: a stock split, stock dividend, combination, reclassification or other similar event; a consolidation, merger, sale or transfer of all or substantially all of our assets; a share exchange or distribution; or any issuance of securities that has a dilutive effect on the position of the holders of Series K Preferred Stock, subject to certain exceptions. For example, if we were to issue common stock in a private placement for the purposes of raising capital, other than as may be contemplated in Proposal Two, at a price below the applicable conversion price of the Series K Preferred Stock, then the holders of the Series K Preferred Stock would be entitled to an adjustment to the then existing conversion price in accordance with the certificate of designation.

Even if stockholder approval is received to allow for the full conversion, a holder of the Series K Preferred Stock and Warrants may not utilize the conversion or exercise rights to the extent that after such conversion or exercise, such holder, together with its affiliates, would beneficially own over 9.999% of our outstanding common stock. This restriction may be waived by each holder on not less than 61 days notice to us. Further, the 9.999% limitation does not prevent a holder from acquiring and selling in excess of 9.999% of our common stock through a series of conversions and sales of Series K Preferred Stock and exercise of the Warrants.

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DIVIDENDS. Dividends will be cumulative and payable (i) upon conversion of each share of Series K Preferred Stock, and (ii) as to each outstanding share of Series K Preferred Stock, on February 28th, May 31st, August 31st and November 30th of each year, beginning 18 months following the Series K Financing Closing Date and ending on the date each share of Series K Preferred Stock is fully converted or fully redeemed. Payment of dividends shall be made, at our election, in cash or in shares of Series K Preferred Stock. Dividends will be paid at a rate equal to (i) 4% per annum for the period commencing from the first anniversary of the Series K Financing Closing Date and ending on the third anniversary of the Series K Financing Closing Date and (ii) 8% per annum for the period commencing from the third anniversary of the Series K Financing Closing Date until the date the Series K Preferred Stock is fully converted. In the event of a liquidation, dissolution or winding up, the Series K Preferred Stock ranks senior to all of our outstanding equity securities.

REDEMPTION. At the request of the holders thereof, we are obligated to redeem any outstanding Series K Preferred Stock in exchange for 105% of the purchase price of the then outstanding Series K Preferred Stock that are unable to be converted as a result of not obtaining stockholder approval to allow for the conversion of the Series K Preferred Stock or exercise of the Warrants. In addition, at the request of the holders, we are obligated to redeem any outstanding Series K Preferred Stock in exchange for 120% of the purchase price of the then outstanding Series K Preferred Stock if:

•	our common stock is no longer listed on a national securities market or national securities exchange;

•	we consolidate, merge or enter into any other business combination, not including the acquisition of CEC;

•	we sell all or substantially all of our assets;

•	more than fifty percent (50%) or more of the voting power of our capital stock is owned beneficially by one person, entity or “group” but the voting power held by such person entity or group on the Series K Financing Closing Date shall not be included in such calculation;

•	we fail to comply with a valid conversion request or fail to remove a restrictive legend when required by the Series K Transaction Documents;

•	we breach a material term of the Series K Transaction Documents;

•	we do not have an effective registration statement on file within 120 days following the Series K Financing Closing Date or if such registration statement, after being declared effective, cannot be utilized by the holders of Series K Preferred Stock for the resale of the applicable securities for an aggregate of more than 15 days;

•	we make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for us or a substantial part of our property or business, or such a receiver or trustee is appointed;

•	bankruptcy, insolvency, reorganization or liquidation proceedings is instituted by or against us or any of our subsidiaries and if instituted by a third party, is not dismissed within 60 days of its initiation; or

•	we fail to pay when due, or within any applicable grace period, any payment with respect to any indebtedness in excess of $1,000,000 due to any third party, otherwise breach any agreement for monies owed or owing in an amount in excess of $1,000,000, and such breach or violation continues uncured after we receive notice by any third party of a default or event of default relating thereto, and such default or event of default results in any acceleration of the obligations thereunder.

If a redemption event occurs and proper notice and procedure is followed, then the holders of the Series K Preferred Stock may elect to exchange, as an alternative to its right to receive the cash redemption amount which may be owed them, all of the then outstanding shares of Series K Preferred Stock held by them for an equal number of shares of a new series of preferred stock which shall have identical rights, preferences and privileges to that of the Series K Preferred Stock, except that the conversion price of such preferred stock shall have a conversion price equal to the lesser of the average closing sales price of our common stock for the five trading days either immediately preceding the date that the redemption notice that is first delivered or immediately following the public announcement, if any, of the redemption event. Accordingly, any such new series of preferred stock that may be issued could be convertible into a substantially greater number of shares of common stock than the Series K Preferred Stock.

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Notwithstanding any rights the holders of the Series K Preferred Stock have to receive a cash redemption amount, such amount shall not be paid in cash or other assets unless and until such time as our commitments and obligations under our existing credit facilities have been satisfied and paid in full. In the event such repayment has not occurred and cash redemption amounts are owed, the holder shall be paid, in lieu of such cash or assets, in additional shares of Series K Preferred Stock or such new series of preferred stock (as discussed above) if the holder has previously made such election. Notwithstanding the foregoing, we shall not be required to issue in excess of 30% of the outstanding Series K Preferred Stock in connection with such payments, and in the event amounts are still due and owing once we issue up to the 30% maximum, then any remaining amounts owed shall be paid in shares of our common stock or such new series of preferred stock; provided, however, if the issuance of the common stock would cause such holder to violate the 9.99% conversion limitation then the remaining amounts will be paid in Series K Preferred Stock or such new series of preferred stock.

LIQUIDATION PREFERENCE. In the event of liquidation, dissolution or winding up, the holders of Series K Preferred Stock would be entitled to receive the greater of (i) $10,000 per share for each share of Series K Preferred Stock that they hold plus all accrued and unpaid dividends or (ii) the amount that would be distributed on the number of shares of common stock into which a share of Series K Preferred Stock could be converted immediately prior to the liquidation, assuming all shares of Series K Preferred Stock were so converted, prior to the distribution of any cash or assets to the holders of our common stock or any other equity or equity equivalent securities.

VOTING RIGHTS. The terms of the Series K Preferred Stock provide the holders thereof with voting rights with respect to certain protective provisions contained in the certificate of designation. The certificate of designation provides we will not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval of the majority of the then outstanding shares of Series K Preferred Stock:

•	alter or change the rights, preferences or privileges of the Series K Preferred Stock, or increase the authorized number of shares of Series K Preferred Stock;

•	alter or change the rights, preferences or privileges of any of our capital stock so as to affect adversely the Series K Preferred Stock;

•	issue any shares of Series K Preferred Stock other than pursuant to the Purchase Agreement or another agreement in the same form, and with exactly the same terms, as the Purchase Agreement, including any attachments or exhibits thereto;

•	redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any securities that rank junior to the Series K Preferred Stock;

•	increase the par value of our common stock;

•	issue any debt securities or incur any indebtedness (other than debt securities issued to, or such indebtedness is incurred with, certain commercial banks or other institutional lenders), including capital lease obligations or increases or changes to currently existing indebtedness, that would have any preferences over the Series K Preferred Stock or any new series of preferred stock issued in the event of a liquidation, unless after taking into account amounts currently outstanding, we would have less than $10.0 million in capital lease obligations and $35.0 million in other indebtedness;

•	enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions;

•	conduct any stock split (including, without limitation, any reverse stock split), combination, reclassification, stock dividend or similar event; or

•	cause or authorize any of our subsidiaries to engage in any of the foregoing actions.

In addition, so long as at least 20% of the shares of Series K Preferred Stock are outstanding, we shall not (whether by merger, consolidation or otherwise) create or issue any securities that rank senior to, or pari passu with, the Series K Preferred Stock, without first obtaining the approval of the majority of the then outstanding shares of Series K Preferred Stock.

Furthermore, we are also prevented, pursuant to the terns of the Purchase Agreement, from taking all of the corporate actions identified above from the time of execution of the Series K Transaction Documents and the Series K Financing Closing Date without first obtaining the requisite approval.

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BOARD REPRESENTATION AND OBSERVATION RIGHTS. Under the terms of the Series K Transaction Documents, SDS Capital Partners, LLC (“SDS”) will have certain rights with respect to our Board of Directors. Upon a written request, we have agreed to increase the size of the our Board of Directors in order to create one vacancy and to appoint to such vacancy a director as designated in such written request. In addition, SDS is also entitled to designate one observer to attend all meetings of the Board and all committees thereof. The rights of SDS terminate once SDS owns less than 5% of all the originally issued shares of Series K Preferred Stock

EXCHANGE AND PARTICIPATION RIGHTS FOR NEW FINANCINGS. Pursuant to the terms of the Purchase Agreement, the holders of Series K Preferred Stock or such new series of preferred stock issued in the event of a redemption event (as previously discussed), as applicable, have certain exchange rights for new securities we may offer, and rights to participate in future financings under certain conditions.

The exchange rights allow the holders to exchange the preferred stock into a security we may subsequently offer in any future financing. The exchange rights shall immediately terminate upon the earlier to occur of either the date (i) of completion of an offering of our common stock having a purchase price of at least $1.00 per share and resulting in gross proceeds of at least $20,000,000, or (ii) the first date that is at least 12 months after the Series K Financing Closing Date that the closing sales price of our common stock has been at least $1.35 for 30 consecutive trading days.

The participation rights allow the holders the right to participate, subject to certain exceptions, with respect to the issuance of any equity or convertible debt on the same terms and conditions as we may offer to others participating in such issuance. The participation rights terminate upon the first anniversary of the Series K Financing Closing Date.

Description of the Warrants

In connection with the closing of the Series K Financing, we propose to issue the Warrants, which represent the right to purchase 11,100,000 shares of our common stock. The warrants have a term of seven years and will have an exercise price of $1.00 per share of common stock. Additionally, the exercise price and the number of shares of common stock issuable upon exercise of the Warrants may be adjusted in the event that we undertake certain corporate transactions. The warrants may not be exercised by the Series K Purchasers until such time as we attempt to receive stockholder approval, as sought herein, for the issuance of the shares of common stock underlying the Warrants.

If stockholder approval is not obtained at the Special Meeting, the Warrants will be allowed to be exercised into an amount of shares of common stock that, when taken in the aggregate with shares of common stock issued upon conversion of the Series K Preferred Stock, does not exceed 19.99% of the outstanding common stock as of the Series K Financing Closing Date.

Necessity for Stockholder Approval

The NASD Marketplace Rules, including Rule 4350(i), provides that derivative securities, such as the Series K Preferred Stock and Warrants, cannot be converted into underlying shares of common stock in any amount, if such derivative securities contain an alternative outcome based upon whether stockholder approval is obtained. For instance, a feature, such as the previously discussed redemption provision of the Series K Preferred Stock, whereby a company will be penalized by a specified monetary payment if stockholder approval is not obtained is considered an alternative outcome. The NASD rules state that if the terms of a transaction can change based upon the outcome of the stockholder vote, no shares may be issued prior to attempting to obtain the approval of the stockholders. If approval of the stockholders is sought and not obtained, thereafter, the derivative securities may only be exercised in an amount that, when taken in the aggregate, does not exceed 19.99% of the issued and outstanding common stock as of the date of issuance of such derivative securities.

Accordingly, in order to comply with NASD rules for companies listed on the Nasdaq SmallCap Market, the Series K Purchasers will not be able to convert any of their shares or exercise their Warrants unless and until such time as stockholder approval is sought. If stockholder approval is not received, not only will the conversion of the Series K Preferred Stock and exercise of the Warrants be restricted to the 19.99% limitation discussed above, but the redemption rights previously discussed may be enforced by the Series K Purchasers against us.

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In order to enable the Series K Purchasers to fully convert their Series K Preferred Stock and exercise their Warrants and to satisfy our obligations under the Series K Transaction Documents, we must comply with the stockholder approval requirement set forth in Rule 4350(i). We are therefore asking that the stockholders approve the right to allow for all of the conversion of the Series K Preferred Stock and exercise of all of the Warrants.

Required Vote

To be approved by the stockholders, the proposal to approve the right to allow for the conversion of the Series K Preferred Stock and the exercise of the Warrants in connection with the Series K Financing must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the Company’s best interests for our stockholders to authorize the right to allow for the conversion of all of the Series K Preferred Stock and the exercise of all of the Warrants.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL ONE TO APPROVE THE RIGHT TO ALLOW FOR THE CONVERSION OF THE SERIES K PREFERRED STOCK AND EXERCISE OF THE WARRANTS.

PROPOSAL TWO:

APPROVAL TO ISSUE MORE THAN 20% OF OUR OUTSTANDING COMMON STOCK

IN A FUTURE FINANCING TRANSACTION

Background and Overview

We currently are anticipating the need to raise additional capital in the future. Any such financing efforts will need to be undertaken not only on an expedited basis but also may need to be on terms and conditions where the issuance of any such security in a financing is not restricted or otherwise limited upon issuance, conversion or exercise. As a result of being listed for trading on the Nasdaq SmallCap Market, issuances of our common stock or securities are that convertible or exercisable into common stock are subject the NASD Marketplace Rules, such as Rule 4350. For example, under Rule 4350(i)(1)(B) and 4350(i)(1)(D) stockholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of the issuer (the “Change of Control Rule”); or (b) in connection with a transaction other than a public offering involving: (x) the sale, issuance or potential issuance by the issuer of common stock at a price less than the greater of book or market value which, together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance; or (y) the sale, issuance or potential issuance by the issuer of common stock equal to 20% or more of the common stock (or of the voting power) outstanding before the issuance for less than the greater of book or market value of the stock (the “20% Rule”). The approval of this proposal, and the subsequent issuance or conversion of any security convertible into our common shares, may cause the issuance of greater than 20% of our common stock. The approval sought under this proposal will be effective to satisfy the required stockholder approval rules. We are seeking your approval to issue more than 20% of our outstanding common stock, either directly or upon the conversion of a preferred stock to be designated or the exercise of warrants, to accredited investors in a financing transaction, or a series of financing transactions, that we may conduct in the future. Regardless of the type of security that is issued in connection with any capital raising efforts in the future, it is anticipated that such security or securities will constitute, either directly or by conversion or exercise, more than 20% of our then issued and outstanding common stock and, accordingly, could be materially and substantially dilutive to our existing stockholders.

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We currently anticipate raising a maximum of $100.0 million in new capital from a future financing, or a series of future financings, the terms of which have not been determined at this time. Based on the pricing formula and restrictions discussed below, in such financings, we would issue no more than 151,515,151 shares of our common stock (either directly or by the conversion of preferred stock) and an additional 45,545,545 shares of our common stock that may be issued upon exercise of warrants (assuming a maximum of 30% warrant coverage) that would be issued in connection with any such direct common stock or preferred stock issuance or issuances, to accredited investors, assuming a per share issuance price, or a conversion price in the case of a preferred stock, or an exercise price in the case of warrants, that will not be less than $0.66. In other words, the maximum amount of dilution that may be experienced by current stockholders will be an aggregate of 196,969,696 shares of common stock underlying the securities that may be issued in any such financing or financings. It is currently anticipated that in connection with such financing or series of financings, we will issue either common stock, convertible preferred stock, warrants, or some combination thereof, which issuance could result in gross proceeds to us of no more than $100.0 million in the aggregate, exclusive of any proceeds we may receive upon exercise of warrants that may be issued. As it is anticipated that the future issuance price, conversion price or exercise price, as applicable, will be determined in relation to the market price of our common stock at the time of such issuance, it is impossible to determine what that price will be at this time. Accordingly, we can only provide you with information that will allow you to vote based upon the maximum amount of dilution you will experience in the event of any future financing or financings, as discussed above. In addition, in order to provide our existing stockholders with as much dilution protection as possible, the price per share, conversion price or exercise price, as applicable, established in the financing will not be greater than a 20% discount to the market price of our common stock at such time, and in no event will the price be less than $0.66 per share. In light of our present inability to determine the number of shares we will issue in connection with any future financing or financings, we are required by Nasdaq rules to seek stockholder approval for these future financings because of the possibility that the issuance could exceed 20% or more of our outstanding common stock.

It is anticipated that the gross proceeds received in any future financings will be used for general working capital purposes, the repayment of outstanding indebtedness and to fund future acquisitions. At this time, other than the acquisition of CEC, we do not have any potential acquisitions where we have entered into any agreements or letters of intent.

Although we are seeking stockholder approval in connection with the future financings to receive gross proceeds of no more than $100.0 million, it is likely that the entire amount of such financings will not be received by us. As a result of the participation and exchange rights that the investors under the Series K Transaction Documents have, it is anticipated that such investors, in the event that we seek to raise additional capital through the issuance of our securities, will exercise such participation and exchange rights in order to participate in the additional future financings for which stockholder approval is being sought under this proposal. In the event that the investors under the Series K Transaction Documents exercise their rights and are included in any financing that is contemplated under this proposal, then such investors would be obligated to pay us $37.0 million for such securities, which we would then use to satisfy our obligations under the CEC acquisition. Accordingly, the gross proceeds received by us in any financing or financings contemplated under this proposal, up to $100.0 million, could be reduced by the $37.0 million we will be required to pay in connection with the acquisition of CEC.

Necessity for Stockholder Approval

NASD Marketplace Rule 4350 includes the Change of Control Rule and the 20% Rule.

Our amended and restated certificate of incorporation allows us to issue preferred stock whereby the Board of Directors can designate any rights, preferences and privileges thereto. However, the conversion by the holders of any such preferred stock that has a conversion price below the market price on the date of issuance is restricted by the 20% Rule or if the conversion price is at or above market and the conversion would result in the issuance of greater than 20% of the outstanding common stock on a post-conversion basis is restricted by the Change of Control Rule. Although we do not yet know the price of the securities to be offered in a future financing or series of financings, we are seeking stockholder approval at this time in order to be able to close on any such future

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financings in a timely manner in order to allow us to take advantage of favorable market conditions or heightened investor interest. Furthermore, we believe that the ability to issue securities without restriction on the issuance, conversion or exercise thereof will provide us with better leverage in negotiating with potential investors the terms of any such future financing.

For purposes of illustration only, in the event that we raise $45.0 million of a new or existing series of preferred stock in a subsequent financing at a conversion price of $0.66 per share of common stock, which is 20% less than the closing price of our common stock on December 20, 2004, 68,181,818 shares of common stock may be issued upon conversion, which would represent greater than 20% of our outstanding common stock as of December 20, 2004. Stockholder approval would be required for the issuance of common stock upon conversion of the preferred stock because the shares issued upon conversion would exceed 20% of the common stock outstanding before such issuance. Alternatively, if the conversion price were at or above such closing price, then since we would be issuing more than 20% of what would be our outstanding common stock after taking into account such conversion, we would also require stockholder approval in order to allow the conversion into our common stock.

In order to enable the company to issue common stock, or allow purchasers of preferred stock or warrants to fully convert or exercise such securities, we must comply with the stockholder approval requirement of either the 20% Rule for any anticipated financing where we propose to issue securities at a price below market or the Change of Control Rule for any anticipated financing where we propose to issue securities at a price at or above market. We do not know the price of the securities issuable pursuant to the proposed financing at this time, although the maximum amount of common stock or securities convertible into common stock discussed above will be the maximum amount of dilution experienced by our current stockholders as a result of any such issuance.

Required Vote

To be approved by the stockholders, the proposal to approve, for purposes of NASD Marketplace Rule 4350(i), the issuance of securities in a subsequent financing or financings that could violate the 20% Rule or the Change of Control Rule, must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the Company’s best interest that the stockholders authorize the issuance of securities in a subsequent financing or series of financings that could constitute an issuance in violation of the 20% Rule or the Change of Control Rule.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL TWO TO APPROVE THE ISSUANCE OF SECURITIES IN A SUBSEQUENT FINANCING OR SERIES OF FINANCINGS THAT COULD CONSTITUTE AN ISSUANCE OF GREATER THAN 20% OF THE COMMON STOCK OUTSTANDING AT THE TIME OF SUCH ISSUANCE OR ON A POST-ISSUANCE BASIS.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2005, stockholder proposals must have been received no later than December 30, 2004. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting by March 15, 2005, management proxies may, although not included in the proxy statement, confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of President, FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

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New York, New York

January 3, 2005

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (other than exhibits thereto) filed with the SEC, our Quarterly Reports for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 and any Current Report on Form 8-K filed thereafter, which provide additional information about us, are available on the Internet at www.ftgx.com and are available in paper form to beneficial owners of our common stock without charge upon written request to President, FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

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APPENDIX A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 10, 2004, is made by and among FiberNet Telecom Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth on the execution pages hereof (each, an “Execution Page” and collectively the “Execution Pages”).

BACKGROUND

A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

B. Upon the terms and conditions stated in this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase, units (the “Units”), each Unit consisting of (i) one share of the Company’s Series K Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock”), which Preferred Stock shall have the rights, preferences and privileges set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (the “Certificate of Designation”), and shall initially be convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), at an initial conversion price established in accordance with Section 1(c), and (ii) a warrant, in the form attached hereto as Exhibit B (the “Warrants”), to acquire initially such number of shares of Common Stock equal to 30% of the number of shares of Common Stock issuable upon conversion of one share of Series K Preferred Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the “Conversion Shares” and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the “Warrant Shares.” The Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referenced herein as the “Securities” and each of them may individually be referred to herein as a “Security.”

C. Contemporaneously with the execution and delivery of this Agreement, the Company shall amend, through the execution of an amended and restated warrant in the form attached hereto as Exhibit C (the “Amended Warrants”), all of the common stock purchase warrants currently owned by SDS Capital Group SPC, Ltd. (“SDS Warrants”) to reduce the exercise price thereof from there respective current amounts to $.01.

D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. This Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, and the Amended Warrants are collectively referred to herein as the “Transaction Documents.”

E. The proceeds from the sale and issuance of the Units will be used by the Company in connection with its future purchase from Consolidated Edison, Inc. (“Con Ed”) of 50,000,000 shares of the common stock (the “Con Ed Holdings Stock”) of Consolidated Edison Communications Holding Company, Inc. (“Con Ed Holdings”), a wholly-owned subsidiary of Con Ed, pursuant to the terms and conditions of a definitive agreement, in the form attached hereto as Exhibit E (the “Con Ed Agreement”), to be entered into by the Company and Con Ed on or after the date hereof but prior to the Closing Date. The assets held by Con Ed Holdings are referred to herein as the “Con Ed Assets.”

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES.

(a) Purchase and Sale of Units. Subject to the terms and conditions hereof, at the Closing (as defined in Section 1(b) below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, such number of Units as is set forth on such Purchaser’s Execution Page, for a purchase price (as to each Purchaser, the “Purchase Price”) per Unit equal to Ten Thousand Dollars ($10,000).

(b) The Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Drinker Biddle & Reath LLP at One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103 at 10:00 a.m., Philadelphia, Pennsylvania time, on the first date on which all conditions set forth in Sections 6 and 7 below have been satisfied or waived, or such other later time or place as the Company and the Purchasers may mutually agree (the “Closing Date”).

(c) Conversion Price. The Preferred Stock initially shall be convertible into shares of Common Stock at an initial conversion price (the “Conversion Price”) of $1.00 per share of Common Stock; provided, however, if requested by SDS Capital Partners, LLC at any time prior to the Closing Date, the Conversion Price shall be equal to the average Closing Sales Price of the Common Stock during the five trading days immediately preceding the Closing Date. For purposes of this Section 1(c), “Closing Sales Price” and “trading day” shall have the meanings given to them in the Certificate of Designation.

(d) Exercise Price. The Warrants shall be exercisable for shares of Common Stock at an initial exercise price per share of Common Stock equal to the Conversion Price.

2. PURCHASER’S REPRESENTATIONS AND WARRANTIES.

Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

(a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Purchase for Own Account, Etc. Purchaser is purchasing the Securities solely for its own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(b) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

(c) No Conflict. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser’s charter or organizational documents or (ii) to Purchaser’s knowledge, result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (ii) (with respect to federal and state securities laws) above, except for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially adversely affect the Purchaser’s ability to perform its obligations under the Transaction Documents.

(d) Accredited Investor Status. Purchaser is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D, and has completed or caused to be completed the Investor Questionnaire Certification in the form attached hereto as Exhibit F (the “Investor Questionnaire”), certifying as to its status as an Accredited Investor. Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk, and Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein and in the Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Securities.

(e) Information. Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel and which are not available through the SEC’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system. Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. Purchaser acknowledges that it has been given full access to such records of the Company and each of its direct and indirect subsidiaries (collectively, the “Subsidiaries”) and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

(f) Governmental Review. Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g) No General Solicitation. Purchaser acknowledges that the Securities were not offered to it by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h) Authorization; Enforcement. Purchaser has the requisite power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action, and no further consent or authorization of Purchaser or its Board of Directors, stockholders, members or partners, as the case may be, is required. When executed and delivered by Purchaser, this Agreement and the Registration Rights Agreement shall constitute valid and binding obligations of Purchaser enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(i) Independent Investment. Purchaser has not agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Purchaser is acting independently with respect to its investment in the Securities.

(j) Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser’s name on the Execution Page hereto executed by Purchaser.

Except for subsections (a), (c) and (h), each Purchaser’s representations and warranties made in this Article 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company may not rely on such representations and warranties for any other purpose. No Purchaser has made or hereby makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Disclosure Schedule executed and delivered by the Company to each Purchaser (the “Disclosure Schedule”), the Company represents and warrants to each Purchaser as follows:

(a) Organization and Qualification. The Company and each of its Subsidiaries is a corporation or other entity duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation or other entity to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents, or (ii) the business, operations, properties, reasonable prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, to the extent such effect results solely from any of the following, such effect shall not be considered a Material Adverse Effect: (i) general conditions applicable to the economy of the United States or elsewhere, including changes in interest rates and changes in the stock or other financial markets; (ii) conditions generally affecting the telecommunications industry; or (iii) conditions or effects resulting from or relating to the announcement or the existence or terms of this Agreement or the Con Ed Agreement or the consummation of the transactions contemplated hereby or thereby.

(b) Authorization; Enforcement. (i) Except as described in Section 3(c) below, the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to amend and restate the SDS Warrants, to issue and sell the Units in accordance with the terms hereof, to issue Redemption Preferred Stock (as defined in Section 4(cc) below) in exchange for Preferred Stock in accordance with the terms hereof, to issue Conversion Shares upon conversion of the Preferred Stock in accordance with the terms thereof, to issue Redemption Shares (as defined in Section 4(e) below) upon conversion of Redemption Preferred Stock in accordance with the terms thereof, and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, amendment and restatement of the SDS Warrants, the issuance of the Units and Redemption Preferred Stock and the issuance and reservation for issuance of the Conversion Shares, Redemption Shares and Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and (iii) this Agreement, the Registration Rights Agreement and the Amended Warrants constitute, and, upon execution and delivery by the Company of the other Transaction Documents and any Certificate of Designation, Preferences and Rights for Redemption Preferred Stock (each such Certificate of Designation, Preferences and Rights, a “Redemption Certificate” and collectively, the “Redemption Certificates”), such Transaction Documents and the Redemption Certificate will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

(c) Stockholder Authorization. Neither the execution, delivery or performance by the Company of this Agreement, the other Transaction Documents, and the Redemption Certificates nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, amendment and restatement of the SDS Warrants, the issuance of the Preferred Stock, Redemption Preferred Stock and Warrants or the issuance or reservation for issuance of the Conversion Shares, Redemption Shares and Warrant Shares) requires any consent or authorization of the Company’s stockholders, except that the issuance of the Conversion Shares, the Redemption Shares and the Warrant Shares and any other shares of Common Stock issuable in connection with the Preferred Stock, any series of Redemption Preferred Stock and the Warrants requires the approval of the Company’s stockholders pursuant to Rule 4350(i) promulgated by the National Association of Securities Dealers, Inc. (the “Stockholder Approval”).

(d) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock, Redemption Preferred Stock and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants is set forth in Section 3(d) of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Conversion Shares, the Redemption Shares, the Warrant Shares and the shares of common stock underlying the Amended Warrants) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for this Agreement, the Registration Rights Agreement, the Securities and as set forth in Section 3(d) of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated, (ii) there are no contracts, commitments, understandings or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements. Section 3(d) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities and the issuance of Redemption Preferred Stock or Redemption Shares will not trigger any anti-dilution adjustments to any such securities or instruments. The Company has furnished to each Purchaser true and correct copies of the Company’s Amended and Restated Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s Bylaws as in effect on the date hereof (the “Bylaws”), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company which are not available to the Purchaser via EDGAR, all of which instruments and agreements are set forth in Section 3(d) of the Disclosure Schedule. Except as set forth in Section 3(d) of the Disclosure Schedule, the Company’s Certificate of Incorporation and Bylaws have not been amended since the date hereof and remain in full force and effect. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.

(e) Issuance of Securities. On or prior to the Closing Date, the Units (and the securities comprising the Units) and Redemption Preferred Stock will be duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances, (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof. On or prior to the Closing Date, Conversion Shares, Redemption Shares and Warrant Shares will be duly authorized and reserved for issuance, and, upon conversion of the Preferred Stock and Redemption Preferred Stock and upon exercise of the Warrants in accordance with the terms thereof, (x) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, (y) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (z) will not impose personal liability upon the holder thereof.

(f) No Conflicts; Consents. The execution, delivery and performance of this Agreement, each Redemption Certificate and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, amendment and restatement of the SDS Warrants, the issuance of the Units and Redemption Preferred Stock and the issuance and reservation for issuance of the Conversion Shares, the Redemption Shares and the Warrant Shares in accordance with the terms of the Certificate of Designation, the Redemption Certificates and the Warrant, respectively) will not (i) result in a violation of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules and regulations; rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject; the Communications Act of 1934, as amended (the “Communications Act”); and any state statute or administrative code sections applicable to public utilities, which collectively with the Communications Act are the “Regulatory Laws”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iv) result in the revocation, cancellation, rescission or adverse modification of (A) any authorization, license or permit issued by the Federal Communications Commission (the “FCC”) or (B) any authorization or certification issued by a State Public Utility Commission (collectively the “Governing PUCs”) (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Except (w) as may be required under the Securities Act in connection with the performance of the Company’s obligations under the Registration Rights Agreement, (x) for the filing of a Form D with the SEC, and (y) as may be required for compliance with applicable state securities or “blue sky” laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other third party, including the FCC and Governing PUCs (including, without limitation, pursuant to any Material Contract (as defined in Section 3(h) below)), in order for it to execute, deliver or perform any of its obligations under this Agreement, the Redemption Certificates or any of the other Transaction Documents.

(g) Compliance. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and no Subsidiary is in violation of any of its organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, the Material Contracts), except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, including the Regulatory Laws, except for possible violations the sanctions for which either individually or in the aggregate have not had and would not have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities, except where the failure to so possess such certificates, authorizations and permits would not have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of any decree, ruling, injunction, action or proceeding (“Proceeding”) relating to the revocation or modification of any such certificate, authorization or permit and there is not issued or outstanding or, to the Company’s knowledge, any pending or threatened Proceeding, investigation or complaint with the FCC and Governing PUCs with respect to the Company or its Subsidiaries, except where such Proceeding, or pending or threatened Proceeding, investigation or complaint, would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have filed all reports, forms, applications and statements required to be filed with the FCC and Governing PUCs under the Regulatory Laws except where the failure to file such reports, forms, applications and statements would not have a Material Adverse Effect.

(h) SEC Documents, Financial Statements. Since December 31, 1998, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Act and the reporting requirements of the Exchange Act (all of the foregoing filings and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, except to the extent that a failure to so comply would not have a Material Adverse Effect, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto, except to the extent that a failure to so comply would not have a Material Adverse Effect. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, will not have a Material Adverse Effect. To the extent required by the rules and regulations of the SEC applicable thereto, the Select SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (each, a “Material Contract”). Except as set forth in the Select SEC Documents, none of the Company, its Subsidiaries or, to the best knowledge of the Company, any of the other parties thereto is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. For purposes of this Agreement, “Select SEC Documents” means the Company’s (A) Proxy Statement for its 2004 Annual Meeting, (B) Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “2003 Annual Report”), (C) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 and Current Report on Form 8-K filed August 20, 2004.

(i) Internal Accounting Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Reports on Form 10-Q, as the case may be, are being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of December 31, 2003 and September 30, 2004 (each such date, an “Evaluation Date”). The Company presented in the 2003 Annual Report and its most recently filed Quarterly Report on Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the respective Evaluation Date. Since the Evaluation Date for the 2003 Annual Report, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(j) Absence of Certain Changes. Except as set forth in the Select SEC Documents, since December 31, 2003, there has been no adverse change and no adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, except for such changes or developments that would not have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

(k) Transactions With Affiliates. Except as set forth in the Select SEC Documents, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

(l) Absence of Litigation. Except as disclosed in the Select SEC Documents, there is no action, suit, Proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such. To the Company’s knowledge, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or Proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

(m) Tax Status. Except as set forth in the Select SEC Documents, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, or those where the failure to so pay would not result in a Material Adverse Effect. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim, except where the failure to so pay would not result in a Material Adverse Effect. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(n) Environmental Matters. There is no environmental litigation or other environmental Proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of resulting in a capital expenditure by the Company or any of its Subsidiaries that may result in a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, “Hazardous Substances” means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

(o) Listing. The Common Stock is currently listed for trading on the Nasdaq SmallCap Market (the “SmallCap Market”). Except as set forth in the Company’s Current Report on Form 8-K filed on August 20, 2004, the Company is not in violation of the listing requirements of the SmallCap Market, and neither the SEC nor the SmallCap Market has suspended or threatened to suspend trading in the Common Stock on the SmallCap Market.

(p) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company’s financial statements which are to be included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.

(q) Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities, Redemption Preferred Stock and the Redemption Shares and any and all Purchaser’s ownership of the Securities, Redemption Preferred Stock or Redemption Shares, including, without limitation, § 203 of the Delaware General Corporation Law.

(r) Acknowledgment Regarding Each Purchaser’s Purchase of the Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that no Purchaser is (i) an officer or director of the Company, or (ii) an “affiliate” of the Company (as defined in Rule 144 under the Securities Act (including any successor rule, “Rule 144”)). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement, the Redemption Certificates or the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement, the Redemption Certificates or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement, the other Transaction Documents and, if necessary, the Redemption Certificate or Redemption Certificates, has been based solely on the independent evaluation by the Company and its representatives.

(s) No General Solicitation or Integrated Offering. Neither the Company nor any distributor participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

(t) No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

(u) Acknowledgment Regarding Securities. The number of Conversion Shares and Redemption Shares issuable upon conversion of the Preferred Stock and Redemption Preferred Stock, respectively, and the number of Warrant Shares issuable upon exercise of the Warrants may increase in certain circumstances. The Company’s directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock in accordance with the terms thereof, Redemption Shares upon conversion of Redemption Preferred Stock in accordance with the terms thereof, and the Warrant Shares upon the exercise of the Warrants in accordance with the terms thereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in any of the Transaction Documents or the Redemption Certificates relating to a failure or refusal to issue Conversion Shares, Redemption Shares or Warrant Shares. Taking the foregoing into account, as of the date hereof, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Units hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

(v) Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) or otherwise in connection with the transactions contemplated hereby is true and correct in all respects and the Company has not omitted to state any fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading, except for information relating to facts or events that will not have a Material Adverse Effect. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company’s securities.

(w) Con Ed Assets. To the Company’s knowledge, each reference to the Con Ed Assets in the Con Ed Agreement is accurate. To the best of the Company’s knowledge, there is not issued, outstanding, pending or threatened any investigation or complaint with the FCC and Governing PUCs with respect to the Con Ed Assets, and Con Ed Holdings has filed all reports, forms, applications and statements required to be filed with the FCC and Governing PUCs under the Regulatory Laws.

4. COVENANTS.

(a) Best Efforts. The parties shall use their respective best efforts timely to satisfy each of the conditions described in Sections 6 and 7 of this Agreement.

(b) Form D; Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date. Within four business days after the date hereof, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K (the “8-K Filing”). As of the date of the 8-K Filing, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of such Purchaser; provided, however, that a Purchaser that exercises its rights under Section 4(i) shall be deemed to have given such express written consent. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents. No

Purchaser shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

(c) Reporting Status. So long as at least 5% of the Preferred Stock or any series of Redemption Preferred Stock remains outstanding, but in any event for at least three years following the Closing, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all commercially reasonable actions necessary to meet the “registration eligibility” requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

(d) Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Units solely for the purposes set forth in Section E of the Background portion of this Agreement.

(e) Reservation of Shares. The Company currently has authorized and reserved for the purpose of issuance 100,000,000 shares of Common Stock to provide for the full conversion of the Preferred Stock and Redemption Preferred Stock (the shares of Common Stock issuable upon conversion of Redemption Preferred Stock are referred to herein as the “Redemption Shares”) and issuance of the Conversion Shares and Redemption Shares in connection therewith, the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Preferred Stock, any series of Redemption Preferred Stock, the Warrants and the Registration Rights Agreement (collectively, the “Issuance Obligations”). In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

(f) Listing.

(i) At least fifteen days prior to the Closing Date, the Company shall file a Listing of Additional Shares Application (the “Shares Application”) with Nasdaq that shall include copies of the Transaction Documents, and, as of the Closing Date, the Company shall not have received notice of a rejection of such application with respect to the listing of the Conversion Shares and the Warrant Shares on the SmallCap Market. Upon any issuance of Redemption Preferred Stock, the Company shall amend the Shares Application or file an additional Listing of Additional Shares Application with Nasdaq regarding the Redemption Shares applicable thereto.

(ii) So long as any Purchasers (or any of their respective affiliates) beneficially own any of the Securities, Redemption Preferred Stock or Redemption Shares, the Company shall (i) list, and maintain the listing of, all Conversion Shares, Redemption Shares and Warrant Shares from time to time issuable upon conversion of the Preferred Stock and Redemption Preferred Stock and upon exercise of the Warrants on the SmallCap Market, (ii) maintain the listing and trading of its Common Stock on the SmallCap Market, and (iii) shall comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the “NASD”). The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the SmallCap Market.

(g) Corporate Existence. So long as at least 5% of the Preferred Stock or any series of Redemption Preferred Stock remains outstanding, but in any event for at least three years following the Closing, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company’s obligations under this Agreement, any Redemption Certificate and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Preferred Stock and Redemption Preferred Stock and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on the SmallCap Market, the National Market, the NYSE or the AMEX.

(h) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(i) Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all statutes, rules, executive orders, laws, ordinances or regulations (“Governmental Regulations”) of governmental entities applicable to such businesses, including the Regulatory Laws, except where the failure to do so would not have a Material Adverse Effect.

(j) Redemptions, Dividends and Repayments of Indebtedness. From the date hereof until the Closing (assuming for purposes of this Section 4(j) that the Preferred Stock was outstanding as of the date hereof), and thereafter, for so long as at least 5% of the Preferred Stock or any series of Redemption Preferred Stock remains outstanding, the Company shall not, without first obtaining the written approval of the holders of a majority of the shares of Preferred Stock and Redemption Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company.

(k) Information. The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities, Redemption Preferred Stock or Redemption Shares or any prospective transferee of Securities, Redemption Preferred Stock or Redemption Shares designated by a holder thereof.

(l) Inspection of Properties and Books. From the date hereof until the Closing, and thereafter, for so long as any of the Preferred Stock or Redemption Preferred Stock remains outstanding, each Purchaser and its representatives and agents (collectively, the “Inspectors”) shall have the right, at such Purchaser’s expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchasers may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to such Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential. In each case above, the Company shall be deemed to have satisfied its obligations under this Section 4(l) so long as it employs commercially reasonable efforts to allow each Purchaser to exercise its rights set forth in this Section 4(l).

(m) Shareholders Rights Plan. No claim shall be made or enforced by the Company that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities, Redemption Preferred Stock or Redemption Shares under this Agreement, a Redemption Certificate or any other Transaction Documents or under any other agreement between the Company and the Purchasers.

(n) Pledge of Securities. The Company acknowledges and agrees that the Securities, the Redemption Preferred Stock and the Redemption Shares may be pledged by any Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, Redemption Preferred Stock or Redemption Shares. The pledge of Securities, Redemption Preferred Stock or Redemption Shares shall not be deemed to be a transfer, sale or assignment of the Securities, the Redemption Preferred Stock or the Redemption Shares hereunder, and no Purchaser effecting a pledge of Securities, Redemption Preferred Stock or Redemption Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, any Redemption Certificate or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities, Redemption Preferred Stock or Redemption Shares may reasonably request in connection with a pledge of the Securities, the Redemption Preferred Stock or the Redemption Shares to such pledgee by a Purchaser.

(o) Variable Securities. From the date hereof until the Closing (assuming for purposes of this Section 4(o) that the Preferred Stock was outstanding as of the date hereof), and thereafter, for so long as at least 5% of the Preferred Stock or any series of Redemption Preferred Stock remains outstanding, the Company shall not, without first obtaining the written approval of the holders of a majority of the shares of Preferred Stock and Redemption Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or any other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, at an effective conversion, exchange or exercise price that varies or may vary with the market price of the Common Stock. For the sake of clarity, this paragraph shall not prohibit the Company from issuing securities that have a conversion, exchange or exercise price that is fixed and has adjustment to such price based on (i) splits, dividends or other similar corporate actions, or (ii) future issuance antidilution protection.

(p) Expenses. Upon the signing of this Agreement, the Company shall pay to each Purchaser or each Purchaser’s designee reimbursement for the out-of-pocket expenses reasonably incurred by such Purchaser, its affiliates and its or their advisors up through the date hereof in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, each Purchaser’s and their respective affiliates’ and advisors’ reasonable due diligence and attorneys’ fees and expenses (the “Expenses”). In addition, from time to time thereafter, upon any Purchaser’s written request, the Company shall pay to such Purchaser such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by such Purchaser, its affiliates or its or their advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, any Redemption Certificate and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(q) Stockholder Approval. The Company shall call a meeting of its stockholders (the “First Stockholder Meeting”) to be held as promptly as practicable (but in any event no later than 60 days from the date hereof) for the purpose of obtaining Stockholder Approval. The Company shall, upon filing the applicable proxy statement with the SEC, (i) recommend to its stockholders approval of such matters sufficient to obtain Stockholder Approval, (ii) use its best efforts to solicit from its stockholders proxies in favor of such matters, and (iii) vote such proxies, and use its best efforts to cause all “affiliates” (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of the Company to vote any shares of Common Stock beneficially owned by such persons or entities (or cause such shares to be voted), in favor of such matters. In connection with its obtaining Stockholder Approval, the Company shall file with the SEC all statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, and prior to each such filing, shall provide the Purchasers a reasonable period of time to review and comment on the information included therein. If Stockholder Approval has not been obtained within 60 days of the date hereof, the Company shall immediately notify the Purchasers of such failure, and the Company and its Board of Directors shall continue to use best efforts to obtain Stockholder Approval and shall include in the Company’s proxy materials for the next annual meeting of the Company’s stockholders (the “Second Stockholder Meeting”), and for each successive annual meeting of the Company’s stockholders until Stockholder Approval is obtained, a request for Stockholder Approval, and, unless the Board of Directors receives an opinion of counsel advising that such recommendation would constitute a breach of the Directors’ fiduciary duties imposed by applicable law, shall recommend without qualification that the Company’s stockholders vote in favor of such approval. All expenses related to the solicitation of proxies with respect to, or otherwise incurred in connection with, obtaining Stockholder Approval shall be borne by the Company. If Stockholder Approval is not been obtained at the First Stockholder Meeting, the Second Stockholder Meeting shall be held as promptly as practicable (but in any event no later than May 15, 2005).

(r) Subsequent Offerings. On or before the Closing Date, the Purchasers shall have a right of first refusal to participate on a pro rata basis, in accordance with their respective subscriptions to the Purchase Price, in any offering (“Subsequent Offering”) by the Company of (i) equity or equity-linked securities, or (ii) debt which is convertible into equity or in which there is an equity component (“Additional Securities”) on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities, or, if offered solely to the Purchasers, on terms and conditions agreeable to the Company and the Purchasers. At the option of each Purchaser, such Purchaser’s subscription to purchase Units pursuant to this Agreement shall be reduced dollar for dollar to the extent of such Purchaser’s participation in any Subsequent Offering, provided, however, in such event, the funds invested in the Subsequent Offering shall be set aside and designated by the Company for use pursuant to Section 4(d). If the total subscription amount for Units has been reduced to zero pursuant to this Section 4(r), this Agreement shall terminate and be of no further force and effect. Notwithstanding the foregoing, the participation rights granted in this Section 4(r) shall not be applicable to: (A) the issuance of shares of Common Stock upon the exercise or conversion of the Company’s options, warrants or other securities outstanding as of the date hereof in accordance with the terms of such options or warrants or other securities as in effect on the date hereof; (B) the grant of options to purchase Common Stock, with exercise prices not less than the market price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan approved by the Company’s Board of Directors, and the issuance of shares of Common Stock upon the exercise thereof; (C) the issuance of the Preferred Stock, the

Warrants and the Amended Warrants pursuant hereto, the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants; (D) issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, or issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (E) issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (F) issuances of Common Stock, or warrants or options exercisable for Common Stock, to acquisition candidates; (G) issuances of Common Stock, or warrants or options exercisable for Common Stock, for fees paid to an investment banker or advisor; (H) issuances of Common Stock, or warrants or options exercisable for Common Stock, in public secondary offerings; or (I) issuances or deemed issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the Closing Date, provided, however, that the number of shares of Common Stock issued or exercisable pursuant to subsections D through I above shall not exceed 5,000,000 in the aggregate.

(s) Future Financing. After the date hereof and on or before the Closing Date, the Company may conduct a Subsequent Offering based on market conditions then existing, which Subsequent Offering shall (i) be of a size sufficient to permit the Purchasers to exercise their rights to participate under Section 4(r) to the full extent of the Purchase Price and (ii) be conducted on commercially reasonable terms and conditions and include customary documentation.

(t) Con-Ed Transaction. The Company shall immediately notify the Purchasers if, in its reasonable discretion, the transaction contemplated by the Con-Ed Agreement will not be consummated. If on or prior to the date that is eighteen (18) months from the date of the Con Ed Agreement, the transaction contemplated by the Con-Ed Agreement has not been consummated, this Agreement shall terminate on such date without any further obligation on the part of the parties hereto, except for the obligations set forth in Section 4(p) above, which shall survive termination pursuant to this Section 4(t).

(u) Delivery of Securities. At the Closing, the Company shall deliver to such Purchaser duly executed certificates representing the Preferred Stock and Warrants for the number of Units being purchased by such Purchaser (each in such denominations as such Purchaser shall request), registered in such Purchaser’s name.

(v) Delivery of Amended Warrants. Contemporaneously with the execution and delivery of this Agreement, the Company shall deliver to SDS Capital Group SPC, Ltd. the Amended Warrants.

(w) Legal Opinions. At the Closing, the Company shall deliver to the Purchasers opinions of the Company’s transaction counsel and special communications counsel, dated as of the Closing Date, in the forms attached hereto as Exhibit G, and Exhibit H, respectively.

(x) Secretary’s Certificate. At the Closing, the Company shall provide the Purchasers with a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall then be in full force and effect, (i) authorizing the execution, delivery and performance by the Company of this Agreement, the Redemption Certificates and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, and (ii) determining that no “change of control” has occurred or will occur within the meaning of the Company’s Equity Incentive Plan as a result of the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents as the Purchasers may reasonably request in connection with the Closing.

(y) Filing of Certificate of Designation. Prior to Closing, the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and provided to the Purchasers a copy thereof certified by the Secretary of State of the State of Delaware.

(z) Waivers. On or prior to the Closing Date, the Company shall have obtained all consents necessary to waive the rights disclosed in Schedule 3(d) of the Disclosure Schedule other than (i) those set forth in paragraphs 3 and 4 thereof, and (ii) those that have been obtained by the Company prior to the date hereof and which are, and shall remain, in full force and effect through the Closing Date.

(aa) Con Ed Assets. The Con Ed Agreement shall not be amended, modified or changed without the prior written consent of the Purchasers, and both the Company and Con Ed will perform, satisfy and comply with, in all material respects (without giving effect to any waiver, amendment or modification thereof by the Company or Con Ed without the prior written consent of the Purchasers, which such consent may not be unreasonably withheld or delayed), all covenants, agreements and conditions required by the Con Ed Agreement to be performed, satisfied or complied with by the Company and Con Ed at or prior to closing under the Con Ed Agreement, and the parties shall close thereunder on the business day immediately following the Closing Date. Notwithstanding anything in the foregoing to the contrary, this Section 4(aa) shall not require the prior written consent of the Purchasers for any waiver of the requirements contained in the following sections of the Con Ed Agreement: (i) Sections 3.2, 6.10, and 6.18 (to the extent such requirements inure solely to the benefit of Con Ed), and (ii) Section 8.2 (other than those regarding the obligations set forth in Section 6.5 thereof).

(bb) Prohibited Corporate Actions. From the date hereof until the Closing, the Company shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the prior written approval of SDS Capital Partners, LLC:

(i) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Preferred Stock or any series of Redemption Preferred Stock;

(ii) issue any shares of Preferred Stock other than pursuant to this Agreement or another agreement in the same form, and with exactly the same terms, as this Agreement, including any attachments or exhibits hereto;

(iii) increase the par value of the Common Stock;

(iv) issue any debt securities or incur any indebtedness including, but not limited to, capital lease obligations or increases or changes to currently existing indebtedness that would have any preferences over the Preferred Stock or any series of Redemption Preferred Stock upon liquidation of the Company, unless (y) after taking into account amounts currently outstanding, the Company would have, in the aggregate, less than $10,000,000 in capital lease obligations and $35,000,000 in other indebtedness (including, but not limited to, obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities), and (z) such debt securities are issued to, or such indebtedness is incurred with a commercial bank, a savings and loan association, a savings bank, a finance company, insurance company, traditional mezzanine fund or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (each, an “Eligible Lender”); provided, however, that this subsection (z) shall not apply to any amendment, restatement, modification, renewal, refunding, replacement or refinancing of the Credit Agreement;

(v) create or issue any capital stock of the Company specifically ranking, by its terms, senior to the Preferred Stock or any series of Redemption Preferred Stock;

(vi) enter into any agreement (other than the Con Ed Agreement), commitment, understanding or other arrangement to take any of the foregoing actions;

(vii) cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

The prohibitions under this Section 4(bb) will govern as if the Preferred Stock or any Series of Redemption Preferred Stock had been issued and was currently outstanding as of the date hereof.

(cc) Upon the occurrence of a Redemption Event under the Certificate of Designation, each Purchaser then holding Preferred Stock may elect, as an alternative to its right to receive the Redemption Amount in accordance with Article VIII.A of the Certificate of Designation, to exchange all of the then outstanding shares of Preferred Stock held by such Purchaser (each such Purchaser is referred to in this Section 4(cc) as an “Electing Purchaser”) for an equal number of shares of a new series of preferred stock of the Company (shares of preferred stock issued pursuant to this Section 4(cc), regardless of the respective series of preferred stock, are referred to herein, collectively, as “Redemption Preferred Stock”), plus an additional number of shares of Redemption Preferred Stock (rounded to the nearest share in lieu of any fractional amounts) equal to an amount determined by dividing all accrued and unpaid dividends or amounts due under the Registration Rights Agreement to such Electing Purchaser by the Face Amount of the Preferred Stock.

(i) An Electing Purchaser shall indicate its intention to exercise its rights under this Section 4(cc) in its Redemption Notice to the Company.

(ii) The rights, preferences and privileges of the Redemption Preferred Stock (as set forth in the Redemption Certificate for such series of Redemption Preferred Stock) shall be identical to the rights, preferences and privileges of the Preferred Stock (as set forth in the Certificate of Designation), except that the conversion price of such series of Redemption Preferred Stock shall be equal to the lesser of (x) the average Closing Sales Price of the Common Stock during the five trading days immediately preceding the date of the first Redemption Notice received by the Company from an Electing Purchaser after such Redemption Event (the “Initial Redemption Notice”) and (y) the average Closing Sales Price of the Common Stock during the five trading days immediately following the Company’s public announcement, if any, of such Redemption Event (the “Redemption Announcement Date”). Immediately following its receipt of a Redemption Notice, the Company shall determine whether, in its reasonable judgment, it is obligated under applicable securities laws to publicly disclose, though the filing of a Form 8-K or otherwise, the occurrence of a Redemption Event. If the Company determines that such obligation exists, it shall so disclose in accordance with such laws. If the Company determines that such disclosure is not required, the Redemption Announcement Date shall be the date of the Company’s receipt of the Initial Redemption Notice and the conversion price for the new series of Redemption Preferred Stock shall be the average Closing Sales Price of the Common Stock during the five trading days immediately preceding such date.

(iii) Within five business days of the Redemption Announcement Date, the Company shall (y) file a Redemption Certificate with the Secretary of State of the State of Delaware and provide to each Electing Purchaser a copy thereof certified by the Secretary of State of the State of Delaware and (z) deliver to each such Electing Purchaser duly executed certificates representing the amount of Redemption Preferred Stock due to each such Electing Purchaser pursuant to this Section 4(cc) (each in such denominations as such Electing Purchaser shall request), registered in each such Electing Purchaser’s name.

(iv) If an Electing Purchaser fails to receive shares of Redemption Preferred Stock in accordance with this Section 4(cc), the Electing Purchaser shall be entitled to the default remedies set forth in Article VIII.C. of the Certificate of Designation as if such Electing Purchaser had sought to redeem its shares of Preferred Stock for the Redemption Amount and had failed to receive such amount in accordance with Article VIII.C.

(v) Upon exchange of Preferred Stock for Redemption Preferred Stock in accordance with this Section 4(cc), holders of Redemption Preferred Stock shall remain entitled to the Participation Rights set forth in Section 8 below, the Exchange Rights set forth in Section 9 below and any other rights specifically granted to holders of Redemption Preferred Stock herein.

(vi) For purposes of this Section 4(cc), the term “trading days” and any capitalized terms used in this Section 4(cc) that are not otherwise defined in this Agreement shall have the meanings given to such terms in the Certificate of Designation.

5. SECURITIES TRANSFER MATTERS.

(a) Conversion and Exercise. Upon conversion of the Preferred Stock and Redemption Preferred Stock and upon exercise of the Warrants by any person, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Conversion Shares, Redemption Shares and Warrant Shares, as applicable, by crediting the account of such person or its nominee with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, certificates (subject to the legend and other applicable provisions hereof and in the Certificate of Designation, any Redemption Certificate, and the Warrants), registered in the name of such person or its nominee, physical certificates representing the Conversion Shares, Redemption Shares and Warrant Shares, as applicable. Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Preferred Stock or Redemption Preferred Stock or exercising Warrants may instruct the Company to deliver to such person or its nominee physical certificates representing the Conversion Shares, Redemption Shares and Warrant Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, “DTC Transfer Conditions” means that (A) the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the certificates for the Conversion Shares, Redemption Shares or Warrant Shares required to be delivered do not bear a legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of a legend thereon.

(b) Transfer or Resale. Each Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities, Redemption Preferred Stock and Redemption Shares have not been and are not being registered under the Securities Act or any state securities laws, and the Securities, Redemption Preferred Stock and Redemption Shares may not be transferred unless (A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities, the Redemption Preferred Stock or the Redemption Shares, as applicable; or (B) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities, Redemption Preferred Stock or Redemption Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144; or (D) sold or transferred to an affiliate of such Purchaser that agrees to sell or otherwise transfer the Securities, Redemption Preferred Stock or Redemption Shares, as applicable, only in accordance with the provisions of this Section 5(b); and (ii) neither the Company nor any other person is under any obligation to register such Securities, Redemption Preferred Stock and Redemption Shares under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities, Redemption Preferred Stock and Redemption Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

(c) Legends. Each Purchaser understands that the Preferred Stock, Redemption Preferred Stock and the Warrants and, until such time as the sale of the Conversion Shares, Redemption Shares and the Warrant Shares has been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or until such time as the Conversion Shares, Redemption Shares and the Warrant Shares are otherwise sold by such Purchaser under Rule 144, the certificates for the Conversion Shares, Redemption Shares and the Warrant Shares may bear a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Company shall, immediately prior to a registration statement covering the Securities or Redemption Shares (including, without limitation, the Registration Statement(s) contemplated by the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of Conversion Shares, Redemption Shares or Warrant Shares, certificates representing such Conversion Shares, Redemption Shares or Warrant Shares without the restrictive legend above, provided such Conversion Shares, Redemption Shares or Warrant Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security, share of Redemption Preferred Stock or Redemption Share, upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security, share of Redemption Preferred Stock or Redemption Share is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security, share of Redemption Preferred Stock or Redemption Share may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Security, share of Redemption Preferred Stock or Redemption Share can be sold under Rule 144. In the event the above legend is removed from any Security, share of Redemption Preferred Stock or Redemption Share and thereafter the effectiveness of a registration statement covering such Security, share of Redemption Preferred Stock or Redemption Share is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to such Purchaser the Company may require that the above legend be placed on any such Security, share of Redemption Preferred Stock or Redemption Share that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security, share of Redemption Preferred Stock or Redemption Share may again be sold pursuant to an effective registration statement or under Rule 144.

(d) Transfer Agent Instruction. Upon compliance by any Purchaser with the provisions of this Section 5 with respect to the transfer of any Securities, Redemption Preferred Stock or Redemption Shares, the Company shall permit the transfer of such Securities, Redemption Preferred Stock or Redemption Shares, and, in the case of the transfer of Conversion Shares, Redemption Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates (or effect a DTC Transfer) in such name and in such denominations as specified by such Purchaser. The Company shall not give any instructions to its transfer agent with respect to the Securities, Redemption Preferred Stock or Redemption Shares other than any permissible or required instructions provided in this Section 5, and the Securities, Redemption Preferred Stock and Redemption Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Units to each Purchaser hereunder is subject to the satisfaction, at or before the Closing, of each of the following conditions as to such Purchaser, provided that such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Execution of Transaction Documents. Each Purchaser shall have executed such Purchaser’s execution page to the Registration Rights Agreement and delivered the same to the Company.

(b) Payment of Purchase Price. Each Purchaser shall have delivered the full amount of such Purchaser’s Purchase Price to the Company by wire transfer in accordance with the Company’s written wiring instructions.

(c) Representations and Warranties True; Covenants Performed. The representations and warranties of each Purchaser shall be true and correct as of the date hereof and true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to Closing or on or prior to the Closing Date.

(d) No Legal Prohibition. There shall not be in effect any (i) Governmental Regulation, (ii) temporary restraining order, preliminary or permanent injunction or other order issued by a court of competent jurisdiction or other legal restraint or prohibition, or (iii) action or proceeding, that prevents or restricts, or could reasonably be expected to prevent or restrict, the consummation of any of the transactions contemplated by this Agreement.

7.	CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase the Units for which it is subscribing from the Company hereunder is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that such conditions are for each Purchaser’s individual and sole benefit and may be waived by any Purchaser as to such Purchaser at any time in such Purchaser’s sole discretion:

(a) Execution of Transaction Documents. The Company shall have executed the Company’s execution pages to the Warrants, the Registration Rights Agreement and the Amended Warrants and delivered executed originals of the same to each Purchaser.

(b) Representations and Warranties True; Covenants Performed. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for (i) representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date and (ii) any breaches of any representation or warranty as of the Closing Date as a result of events or conditions that occurred during the period between the date hereof and the Closing Date which, individually or in the aggregate, have not had any Material Adverse Effect (provided, however, that any Material Adverse Effect, materiality or similar qualifier contained in any representation or warranty or portion thereof shall be disregarded for purposes of determining whether such representation or warranty has been breached for purposes this clause (ii)) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to Closing or on or prior to the Closing Date.

(c) Officer Certificate. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date: (i) certifying as to Section 7(b) above, (ii) setting forth any breaches of any representation or warranty as of the Closing Date as a result of events or conditions that occurred during the period between the date hereof and the Closing Date, and (iii) providing such other matters as may reasonably be requested by such Purchaser.

(d) No Legal Prohibition. There shall not be in effect any (i) Governmental Regulation, (ii) temporary restraining order, preliminary or permanent injunction or other order issued by a court of competent jurisdiction or other legal restraint or prohibition, or (iii) action or proceeding, that prevents or restricts, or could reasonably be expected to prevent or restrict, the consummation of any of the transactions contemplated by this Agreement.

(e) Consummation of Con Ed Transaction. Both Con Ed and the Company shall have the good faith intention to close under the Con Ed Agreement on the business day immediately following the Closing Date. For the sake of clarity, this means that, consistent with Section 4(aa), (i) the Company shall be willing and able to purchase, and Con Ed shall be willing and able to sell, the Con Ed Holdings Stock and, (ii) both Con Ed and the Company shall be willing and able to consummate all other transactions contemplated by the Con Ed Agreement to be consummated as of or prior to the closing thereunder. The Company shall have received a certificate executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date, to the foregoing effect.

8. PARTICIPATION RIGHT.

(a) Subject to the terms and conditions specified in this Section 8, until the first anniversary of the Closing Date, the holders of shares of Preferred Stock or Redemption Preferred Stock shall have a right to participate with respect to the issuance or possible issuance of any Additional Securities on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities.

(b) Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each holder of shares of Preferred Stock or Redemption Preferred Stock in accordance with the following provisions:

(i) The Company shall deliver a notice (the “Issuance Notice”) to the Purchasers at least 20 days prior to any sale of Additional Securities, and such Issuance Notice shall state (a) its bona fide intention to offer such Additional Securities, (b) the number of such Additional Securities to be offered, (c) the price (the “Offering Price”) and terms, if any, upon which it proposes to offer such Additional Securities, and (d) the anticipated closing date of the sale of such Additional Securities.

(ii) By written notification received by the Company, within 15 business days after giving of the Issuance Notice, any holder of shares of Preferred Stock or Redemption Preferred Stock may elect to purchase or obtain, at the Offering Price and on the terms specified in the Issuance Notice (provided that if the Offering Price is to be paid in whole or in part in consideration other than cash, the holders of Preferred Stock or Redemption Preferred Stock exercising their rights hereunder shall have the option to pay such consideration in cash equal to the fair market value of such non-cash consideration (valued in accordance with the method set forth in Article XI.E(ii) of the Certificate of Designations or such comparable provision of the Redemption Certificates, as applicable), up to that number of such Additional Securities equal to 50% of the Purchase Price set forth in such holder’s signature page to this Agreement divided by the Offering Price.

(iii) If the total number of securities elected to be purchased by the holders of Preferred Stock or Redemption Preferred Stock pursuant to this Section 8 is greater than the number of Additional Securities offered by the Company, the Company shall promptly, in writing, inform each holder electing to participate hereunder (a “Participating Holder”), and each Participating Holder shall be entitled to obtain that portion of the Additional Securities equal to the proportion that the number of shares of Preferred Stock or Redemption Preferred Stock held by such Participating Holder bears to the total number of shares of Preferred Stock and Redemption Preferred Stock held by all Participating Holders.

(iv) The Company shall promptly, in writing, inform each holder of shares of Preferred Stock or Redemption Preferred Stock which elects to purchase all of the Additional Shares available to it under this Section 8 (“Fully-Exercising Holder”) of any other holder’s failure to do likewise. During the five-day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the holders of shares of Preferred Stock or Redemption Preferred Stock were entitled to subscribe but which were not subscribed for by such holders which is equal to the proportion that the number of shares of Preferred Stock or Redemption Preferred Stock held by such Fully-Exercising Holder bears to the total number of shares of Preferred Stock and Redemption Preferred Stock held by all Fully-Exercising Holders who wish to purchase any of the unsubscribed shares.

(v) If all Additional Securities which the holders of shares of Preferred Stock or Redemption Preferred Stock are entitled to obtain pursuant to this Section 8 are not elected to be obtained as provided in subparagraph (iv), the Company may, during the 75-day period following the expiration of the period provided in such subparagraph, offer the remaining unsubscribed portion of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless first reoffered to the holders of shares of Preferred Stock and Redemption Preferred Stock in accordance herewith.

(c) In addition to the rights set forth in Section 10(g), each Purchaser may, with the written consent of the Company (which such consent may not be unreasonably withheld or delayed), assign its rights in this Section 8 separately from the other rights under this Agreement.

9.	EXCHANGE RIGHT.

(a) Subject to the terms and conditions specified in this Section 9, the holders of shares of Preferred Stock or Redemption Preferred Stock shall have a right to exchange shares of Preferred Stock or Redemption Preferred Stock for Additional Securities on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities.

(b) Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each holder of shares of Preferred Stock or Redemption Preferred Stock in accordance with the following provisions:

(i) The Company shall deliver an Issuance Notice to the Purchasers as provided in Section 8(b)(i) above.

(ii) By written notification received by the Company, within 15 business days after giving of the Issuance Notice, any holder of shares of Preferred Stock or Redemption

Preferred Stock may elect to exchange any of its then owned Preferred Stock or Redemption Preferred Stock for Additional Securities, at the Offering Price and on the terms specified in the Issuance Notice (provided that if the Offering Price is to be paid in whole or in part in consideration other than cash, the holders of Preferred Stock or Redemption Preferred Stock exercising their rights hereunder shall have the option to pay such consideration in shares of Preferred Stock or Redemption Preferred Stock (valued in accordance with the method set forth in Article XI.E(ii) of the Certificate of Designation), as if each share of Preferred Stock or Redemption Preferred Stock was cash equal to the Face Value plus any accrued and unpaid dividends or amounts due under the Registration Rights Agreement.

(iii) If the number of securities elected to be purchased by the holders of Preferred Stock and Redemption Preferred Stock pursuant to this Section 9 is greater than the number of Additional Securities offered by the Company, the Company shall promptly, in writing, inform each holder electing to participate hereunder (an “Exchanging Holder”), and each Exchanging Holder shall be entitled to obtain that portion of the Additional Securities equal to the proportion that the number of shares of Preferred Stock or Redemption Preferred Stock held by such Exchanging Holder bears to the total number of shares of Preferred Stock and Redemption Preferred Stock held by all Exchanging Holders.

(iv) The Company shall promptly, in writing, inform each holder of shares of Preferred Stock or Redemption Preferred Stock which elects to purchase all of the Additional Shares available to it under this Section 9 (“Fully-Exchanging Holder”) of any other holder’s failure to do likewise. During the five-day period commencing after such information is given, each Fully-Exchanging Holder shall be entitled to obtain that portion of the Additional Securities for which the holders of shares of Preferred Stock and Redemption Preferred Stock were entitled to subscribe but which were not subscribed for by such holders which is equal to the proportion that the number of shares of Preferred Stock or Redemption Preferred Stock held by such Fully-Exchanging Holder bears to the total number of shares of Preferred Stock and Redemption Preferred Stock held by all Fully-Fully Exchanging Holders who wish to purchase any of the unsubscribed shares.

(v) If all Additional Securities which the holders of shares of Preferred Stock or Redemption Preferred Stock are entitled to obtain pursuant to this Section 9 are not elected to be obtained as provided in subparagraph (iv), the Company may, during the 75-day period following the expiration of the period provided in such subparagraph, offer the remaining unsubscribed portion of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless first reoffered to the holders of shares of Preferred Stock and Redemption Preferred Stock in accordance herewith.

(c) All rights under this Section 9 shall immediately terminate upon the earlier to occur of (i) the first date following the Closing Date on which the Company completes an offering of Common Stock with a purchase price of at least $1.00 per share and gross proceeds of at least $20,000,000, or (ii) the first date that is at least 12 months after the Closing Date and immediately prior to which the Closing Sales Price (as defined in the Certificate of Designation) of the Common Stock has been at least $1.35 for 30 consecutive trading days.

(d) Notwithstanding anything set forth in this Certificate of Designation or any Redemption Certificate to the contrary, if the number of securities elected to be purchased by the holders of Preferred Stock and Redemption Preferred Stock pursuant to Section 8 and this Section 9 is greater than the number of Additional Securities offered by the Company, the rights of the Exchanging Holders provided under this Section 9 shall take precedent and such holders shall have the right to fully exchange all of their shares of Preferred Stock or Redemption Preferred Stock before any Participating Holder shall have any rights under Section 8.

(e) In addition to the rights set forth in Section 10(g), each Purchaser may, with the written consent of the Company (which such consent may not be unreasonably withheld or delayed), assign its rights in this Section 9 separately from the other rights under this Agreement.

10. GOVERNING LAW; MISCELLANEOUS.

(a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and each Purchaser irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

(c) Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

(f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)	If to the Company:

FiberNet Telecom Group, Inc.

570 Lexington Avenue

New York, New York 10022

Attention: President

Telephone: (212) 405-6200

Facsimile: (212) 421-8860

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

Chrysler Center

666 Third Avenue

New York, New York 10017

Telephone: (212) 925-3000

Facsimile: (212) 983-3115

Attention: Todd E. Mason, Esq.

(ii) If to any Purchaser, to the address set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. With the prior written consent of the Company, which such consent may not be unreasonably withheld or delayed, any Purchaser may assign or transfer the Securities, Redemption Preferred Stock or Redemption Shares pursuant to the terms of this Agreement and of such Securities, Redemption Preferred Stock or Redemption Shares or assign such Purchaser’s rights hereunder to any other person or entity; provided, that if any such assignee or transferee materially breaches any term of this Agreement (including, for purposes of clarity, if the assignee or transferee fails to purchase the Units or any Additional Securities pursuant to Section 4(r) as and when required hereunder) then any such assignment or transfer will expressly be deemed null and void ab initio and the Purchaser shall be obligated to perform all of its obligations under this Agreement. Each Purchaser shall also be obligated to perform all of the obligations under this Agreement, as though no such assignment or transfer to an assignee or transferee had been made, if the assignee or transferee fails to purchase the Units or any Additional Securities pursuant to Section 4(r) as and when required hereunder, despite any such failure being excused or otherwise affected or any enforcement action with respect to such failure being stayed or otherwise affected because such assignee or transferee is the subject of a bankruptcy, insolvency or similar action or proceeding.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, except as expressly provided herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person, including, but not limited to, Con Ed; provided, however, that Section 4(p) may be enforced by any Purchaser’s affiliates and its or their advisors to the extent the same is entitled to reimbursement of Expenses pursuant thereto.

(i) Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5, 8, 9, and 10 shall, subject to Section 10(o) below, survive for a period of two years following the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

(j) Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC or, to the extent applicable, NASD filings, or any other public statements by the Company or any Purchaser (including any joint statements made by the Company or any Purchaser with any third party) with respect to the transactions contemplated hereby; provided, however, that (i) the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC or, to the extent applicable, NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof and must provide specific consent to the use of their name in connection therewith), and (ii) nothing in this Section 10(j) shall prohibit any announcement of the Con Ed Agreement or the transactions contemplated thereby that does not, directly or indirectly, reference any Purchaser, this Agreement or any other Transactional Document, or any of the transactions contemplated hereby or thereby.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Indemnification. In consideration of each Purchaser’s execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement and the other Transaction Documents, from and after the Closing, subject to Section 10(o) below, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit, claim, order, proceeding or process brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, (C) any disclosure made by such Purchaser pursuant to Section 4(b), or (D) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall, subject to Section 10(o) below, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(l) shall be the same as those set forth in Section 7(c) of the Registration Rights Agreement.

(m) Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(n) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(o) Remedies/Restriction on Payments.

(i) Subject to the this Section 10(o), no provision of this Agreement or any other Transaction Document providing for any remedy to a Purchaser shall limit any other remedy which would otherwise be available to such Purchaser at law, in equity or otherwise. Subject to the this Section 10(o), nothing in this Agreement or any other Transaction Document shall limit any rights any Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

(ii) For purposes of this clause (ii), capitalized terms used herein that are not otherwise defined in this Agreement shall have the meanings given to such terms in the Credit Facilities (as defined below).

(A) Until such time as the Commitments, Obligations or Letters of Credit that exist as of the Closing Date under the Credit Facilities, or that exist pursuant to any debt securities or indebtedness permitted by Section 4(bb)(iv) hereof have been repaid or otherwise fully terminated to the satisfaction of the Lenders (the “Repayment Date”), the Company shall not make any payments in cash or other assets to any Purchaser pursuant to this Agreement or otherwise, whether as dividends, in respect of any right of redemption, as damages or otherwise. Until the Repayment Date, any such amounts otherwise payable in cash or other assets shall be paid in additional shares of Preferred Stock or, if a Purchaser has exercised its rights pursuant to Section 4(cc) above, Redemption Preferred Stock, with an aggregate liquidation preference equal to such amounts, and any such amounts otherwise payable in cash or otherwise assets which are paid in additional shares of Preferred Stock or Redemption Preferred Stock shall be deemed to be fully paid and satisfied and shall no longer be due or payable.

(B) If any Purchaser receives any payments in cash or other assets in violation of this Section 10(o), such Purchaser shall turn over all such amounts received to the representative of the Lenders under the Credit Facilities.

(C) The Lenders under the Credit Facilities shall be third party beneficiaries of this Section 10(o) and the Lenders (either individually or through one or more representatives) shall be entitled to enforce the provisions hereof against the Company and the Purchasers as if they were a party hereto.

(D) For purposes of this Section 10(o), in addition to the other terms defined herein, the following terms shall have the following meanings:

i. “Credit Agreement” means the Amended and Restated Credit Agreement dated as of February 9, 2001 among FiberNet Operations, Inc. Devnet L.L.C., the institutions party thereto from time to time as lenders, Deutsche Bank AG New York Branch, as administrative agent, Wachovia Investors, Inc., as documentation agent, and TD Securities (USA) Inc., as syndication agent, as the same may have been amended prior to the date hereof or as may be, subject to Section 4(bb)(iv), amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time thereafter.

ii. “Credit Facilities” means, collectively, (i) the Credit Agreement, and (ii) subject to Section 4(bb)(iv), any of the following entered into by the Company after the date hereof: (1) debt facilities or commercial paper facilities, in each case with banks or other institutional lenders or financial institutions providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits), (2) receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against receivables), or (3) letters of credit, in each case, as the same may be, subject to Section 4(bb)(iv), amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

(p) Knowledge. As used in this Agreement, the term “knowledge” of any person or entity shall mean and include (i) actual knowledge and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

(q) Exculpation Among Purchasers; No “Group”. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder or in monitoring its investment in the Company. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act, and the Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser further acknowledges that SDS Capital Partners, LLC has retained Drinker Biddle & Reath LLP (“DB&R”) to act as its counsel in connection with the transactions contemplated by this Agreement and the other Transaction Documents and that DB&R has not acted as counsel for any of the other Purchasers in connection therewith and none of the other Purchasers have the status of a client of DB&R for conflict of interest or other purposes as a result thereof.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIBERNET TELECOM GROUP, INC.

By:
Name:
Title:

PURCHASER:

SDS CAPITAL PARTNERS, LLC

By:
Name:
Title:

RESIDENCE:

ADDRESS:

Telephone:
Facsimile:
Attention:

AGGREGATE SUBSCRIPTION AMOUNT:

Number of Units:

Purchase Price ($ per Unit):

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

APPENDIX B

CERTIFICATE OF DESIGNATION,

PREFERENCES AND RIGHTS

of

SERIES K CONVERTIBLE PREFERRED STOCK

of

FIBERNET TELECOM GROUP, INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

FiberNet Telecom Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that the Board of Directors of the Corporation (the “Board of Directors” or the “Board”), pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, has and hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $.001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

I. DESIGNATION AND AMOUNT

The designation of this series, which consists of 10,000 shares of Preferred Stock, is the Series K Convertible Preferred Stock (the “Series K Preferred Stock”) and the face amount shall be Ten Thousand U.S. Dollars ($10,000) per share (the “Face Amount”).

II. DIVIDENDS

The Series K Preferred Stock will bear dividends and the holders of the Series K Preferred Stock shall be entitled to receive dividends on the Series K Preferred Stock as set forth in Article IV.

III. CERTAIN DEFINITIONS

For purposes of this Certificate of Designation, in addition to the other terms defined herein, the following terms shall have the following meanings:

A. “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

B. “Closing Sales Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Majority Holders if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

C. “Common Stock” means the Corporation’s Common Stock, par value $.001 per share.

D. “Conversion Date” means, for any Optional Conversion (as defined in Article V.A below), the date specified in the notice of conversion in the form attached hereto (the “Notice of Conversion”), so long as a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

E. “Conversion Price” means $[            ], and shall be subject to adjustment as provided herein.

F. “Credit Agreement” means the Amended and Restated Credit Agreement dated as of February 9, 2001 among FiberNet Operations, Inc. Devnet L.L.C., the institutions party thereto from time to time as lenders, Deutsche Bank AG New York Branch, as administrative agent, Wachovia Investors, Inc., as documentation agent, and TD Securities (USA) Inc., as syndication agent, as the same may have been amended prior to the Issuance Date or as it may be, subject to Article XIII.A(vi), amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time thereafter.

G. “Credit Facilities” means, collectively, (i) the Credit Agreement, and (ii) subject to Article XIII.A(vi), any of the following entered into by the Corporation after the Issuance Date: (a) debt facilities or commercial paper facilities, in each case with banks or other institutional lenders or financial institutions providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits), (b) receivables financing (including through the sale of receivables to such lenders or to special purposes entities formed to borrow from such lenders against receivables), or (c) letters of credit, in each case, as the same may be, subject to Article XIII.A(vi), amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

H. “Default Cure Date” means, as applicable, (i) with respect to a Conversion Default described in clause (i) of Article VII.A, the date the Corporation effects the conversion of the full number of shares of Series K Preferred Stock, (ii) with respect to a Conversion Default described in clause (ii) of Article VII.A, the date the Corporation issues freely tradable shares of Common Stock in satisfaction of all conversions of Series K Preferred Stock in accordance with Article V, or (iii) with respect to either type of a Conversion Default, the date on which the Corporation redeems shares of Series K Preferred Stock held by such holder pursuant to Article VII.A.

I. “Dividend” means an amount equal to (Rate)x(N/365)x(Face Amount), where the “Rate” shall be equal to (i) from 12 months from the Issuance Date until the date that is 36 months thereafter (the “Three Year Anniversary Date”), .04, and (ii) from the Three Year Anniversary Date, .08, and “N” means the number of days from the Issuance Date or the date that the last payment of the Dividend was made in full, as applicable.

J. “Eligible Lender” means a commercial bank, a savings and loan association, a savings bank, a finance company, insurance company, traditional mezzanine fund or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business.

K. “Excluded Issuance” means (i) the issuance of Common Stock upon the exercise or conversion of any Convertible Securities or Purchase Rights outstanding on the Issuance Date and disclosed in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement in accordance with the terms of such Convertible Securities and Purchase Rights as of such date; (ii) the grant of options to purchase Common Stock, with exercise prices not less than the market price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Corporation for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan approved by the Board of Directors, and the issuance of Common Stock upon the exercise thereof; (iii) the issuance of the Series K Preferred Stock, the Amended Warrants (as that term is defined in the Securities Purchase Agreement) and the Conversion Shares (as that term is defined in the Securities Purchase Agreement) upon conversion of the Series K Preferred Stock pursuant hereto, the Warrant Shares (as that term is defined in the Securities Purchase Agreement) upon exercise of the Warrants, Redemption Preferred Stock (as that term is defined in the Securities Purchase Agreement) and Redemption Shares (as that term is defined in the Securities Purchase Agreement) upon conversion of Redemption Preferred Stock; (iv) issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, or issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances of Common Stock, or warrants or options exercisable for Common Stock, to acquisition candidates; (vii) issuances of Common Stock, or warrants or options exercisable for Common Stock, for fees paid to an investment banker or advisor; (viii) issuances of Common Stock, or warrants or options exercisable for Common Stock, in public secondary offerings; or (ix) issuances or deemed issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the Closing Date, provided, however, that the number of shares of Common Stock issued or exercisable pursuant to subsections iv through ix above shall not exceed 5,000,000 in the aggregate.

L. “Issuance Date” means the date of the closing under the Securities Purchase Agreement, dated as of December 10, 2004, by and among the Corporation and the purchasers named therein (the “Securities Purchase Agreement”), pursuant to which the Corporation issued, and such purchasers purchased, shares of Series K Preferred Stock upon the terms and conditions stated therein.

M. “Majority Holders” means the holders of a majority of the then outstanding shares of Series K Preferred Stock.

N. “National Securities Market” means the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, or the NASDAQ SmallCap Market (or the successor to any of them).

O. “Registration Rights Agreement” means the Registration Rights Agreement, dated as of December 10, 2004, by and among the Corporation and the initial holders of Series K Preferred Stock.

P. “trading day” means any day on which the principal United States securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

Q. “Warrants” means the warrants issued by the Corporation to the initial holders of Series K Preferred Stock pursuant to the Securities Purchase Agreement.

IV. DIVIDENDS

Dividends shall be cumulative and payable quarterly, at the Rate, (a) upon any conversion of Series K Preferred Stock for each share of Series K Preferred Stock so converted, and (b) as to each outstanding share of Series K Preferred Stock, on November 30, February 28, May 31 and August 31 of each year, beginning 18 months following the Issuance Date and ending on the date such share of Series K Preferred Stock is fully converted or fully redeemed. Payment of the Dividend shall be made, subject to Article XIV and Article XV, at the election of the Corporation in (i) cash, or (ii) such number of shares of Common Stock as may be purchased with such amounts otherwise payable in cash, assuming a purchase price equal to the ten day average Closing Sales Price of the Common Stock at such time. If the payment of any Dividend would result in the issuance of a fractional share of Common Stock, such fractional share shall, subject to Article XV, be payable in cash. If the Corporation is unable to make such a cash payment, the holder shall be entitled to receive, in lieu of the fraction of a share of Common Stock, a whole share of Common Stock.

V. CONVERSION

A. Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Article XIV, each holder of shares of Series K Preferred Stock may, at any time and from time to time after the conclusion of the First Stockholder Meeting (as that term is defined in the Securities Purchase Agreement), convert (an “Optional Conversion”) each of its shares of Series K Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

V
CP

where:

“V” means the Face Amount; and

“CP” means the Conversion Price in effect on the date on which the Corporation receives the Notice of Conversion.

B. Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Secretary) and (y) surrender or cause to be surrendered the original certificates representing the Series K Preferred Stock being converted (the “Series K Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Series K Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Series K Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XVI.B hereof.

(i) Delivery of Common Stock Upon Conversion. Subject to the limitations on conversions contained in Article XIV, upon the surrender of Series K Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the later of (a) the second business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XVI.B) (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series K Preferred Stock being converted and (y) a certificate representing the number of shares of Series K Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Securities Purchase Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(ii) Taxes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series K Preferred Stock.

(iii) No Fractional Shares. If any conversion of Series K Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series K Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall, subject to Article XV, be payable in cash based upon the ten day average Closing Sales Price of the Common Stock at such time, and the number of shares of Common Stock issuable upon conversion of the Series K Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within three business days of receipt of the Notice of Conversion. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the holder of the results no later than three business days from the date it receives the disputed calculations. The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

(v) Payment of Accrued Amounts. Upon conversion of any shares of Series K Preferred Stock, all amounts then accrued or payable on such shares under this Certificate of Designation (including, without limitation, all accrued and unpaid Dividends) or the Registration Rights Agreement through and including the Conversion Date shall be paid, subject to Article XIV and Article XV, at the election of the Corporation in (i) cash, or (ii) such number of shares of Common Stock as may be purchased with such amounts otherwise payable in cash, assuming a purchase price equal to the ten day average Closing Sale Price of the Common Stock at such time.

C. Mandatory Conversion by Corporation.

(i) At any time following 180 days after the Issuance Date, and subject to XIV.A hereof, if all of the Required Conditions are satisfied, the Corporation shall deliver a written notice of such fact (a “Mandatory Conversion Notice”) to all holders of the shares of Series K Preferred Stock, and all holders of the Series K Preferred Stock shall thereafter be required to convert all of the outstanding shares of Series K Preferred Stock into Common Stock pursuant to the applicable conversion procedures in Article V.B.

(ii) The “Required Conditions” shall consist of the following:

(a) the Closing Sales Price of the Common Stock for the 20 consecutive trading days prior to the date of delivery of the Mandatory Conversion Notice equals or exceeds $1.50;

(b) the registration statement required to be filed by the Corporation pursuant to the Registration Rights Agreement shall have been declared effective by the United States Securities and Exchange Commission (the date on which such registration statement is declared effective is hereinafter referred to as the “Registration Statement Effective Date”) and shall continue to be effective up through and including the date of the Mandatory Conversion contemplated by this Article V.C (it being understood that the Corporation shall comply with all of its obligations under the Registration Rights Agreement relating to the effectiveness of such registration statement);

(c) all shares of Common Stock issuable upon conversion of the Series K Preferred Stock and exercise of the Warrants are then (a) authorized and reserved for issuance, (b) registered under the Securities Act for resale by the holders or available for sale under Rule 144(k), and (c) listed or traded on any National Securities Market;

(d) no Redemption Event (as defined in Article VIII below) shall have occurred without having been cured; and

(e) all amounts, if any, then accrued or payable under this Certificate of Designation and the Registration Rights Agreement shall have been paid.

(iii) If any of the Series K Preferred Stock is unable to be converted due to Article XIV.A, that portion of the Series K Preferred Stock not convertible shall remain outstanding, but shall cease to accrue Dividends.

VI. RESERVATION OF SHARES OF COMMON STOCK

A. Reserved Amount. On or prior to the Issuance Date, the Corporation shall reserve 100,000,000 shares of its authorized but unissued shares of Common Stock for issuance upon conversion of the Series K Preferred Stock, and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the “Reserved Amount”) shall at all times be sufficient to provide for the full conversion of all of the Series K Preferred Stock outstanding at the then current

Conversion Price thereof (without giving effect to the limitations contained in Article XIV). The Reserved Amount shall be allocated among the holders of Series K Preferred Stock as provided in Article XVI.C.

B. Increases to Reserved Amount. If the Reserved Amount for any three consecutive trading days (the last of such three trading days being the “Authorization Trigger Date”) shall be less than 100% of the number of shares of Common Stock issuable upon full conversion of the then outstanding shares of Series K Preferred Stock (without giving effect to the limitations contained in Article XIV), the Corporation shall immediately notify the holders of Series K Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 110% of the number of shares of Common Stock then issuable upon full conversion of all of the outstanding Series K Preferred Stock at the then current Conversion Price (without giving effect to the limitations contained in Article XIV). In the event the Corporation fails to so increase the Reserved Amount within 90 days after an Authorization Trigger Date, each holder of Series K Preferred Stock shall, subject to Article XV, thereafter have the option, exercisable in whole or in part at any time and from time to time, by delivery of a Redemption Notice to the Corporation, to require the Corporation to redeem for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), a number of the holder’s shares of Series K Preferred Stock such that, after giving effect to such redemption, the then unissued portion of such holder’s Reserved Amount is equal to one hundred percent (100%) of the total number of shares of Common Stock issuable upon conversion of such holder’s shares of Series K Preferred Stock. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall, subject to Article XV, be entitled to the remedies provided in Article VIII.C.

VII. FAILURE TO SATISFY CONVERSIONS

A. Conversion Defaults. If, at any time, (i) a holder of shares of Series K Preferred Stock submits a Notice of Conversion and the Corporation fails for any reason (other than because such issuance is prohibited pursuant to Article XIV.B or would exceed such holder’s allocated portion of the Cap Amount or Reserved Amount, for which failures the holders shall have the remedies set forth in Articles V and XIV (with respect to the Cap Amount) and Article VI (with respect to the Reserved Amount)) to deliver, on or prior to the fifth business day following the expiration of the Delivery Period for such conversion, such number of shares of Common Stock to which such holder is entitled upon such conversion, or (ii) the Corporation provides written notice to any holder of Series K Preferred Stock (or makes a public announcement via press release) at any time of its intention not to issue shares of Common Stock upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because such issuance is prohibited pursuant to Article XIV.B or would exceed such holder’s allocated portion of the Cap Amount or Reserved Amount) (each of (i) and (ii) being a “Conversion Default”), then, subject to Article XV, the holder may elect, at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice to the Corporation, to have all or any portion of such holder’s outstanding shares of Series K Preferred Stock redeemed by the Corporation for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B). If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall, subject to Article XV, be entitled to the remedies provided in Article VIII.C.

B. Buy-In Cure. Except in the case of any conversion prohibited by Article XIV, unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails to promptly deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series K Preferred Stock or (b) there shall occur a Legend Removal Failure (as defined in Article VIII.A(iii) below) and (ii) thereafter, such holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such holder of the unlegended shares of Common Stock (the “Sold Shares”) which such holder anticipated receiving upon such conversion (a “Buy-In”), the Corporation shall, subject to Article XV, pay such holder, in addition to any other remedies available to the holder, the amount by which (x) such holder’s total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares. For example, if a holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required, subject to Article XV, to pay the holder $1,000. A holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Article VII.B.

VIII. REDEMPTION DUE TO CERTAIN EVENTS

A. Redemption by Holder. In the event (each of the events described in clauses (i)-(viii) below after expiration of the applicable cure period (if any) being a “Redemption Event”):

(i) the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series K Preferred Stock) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of ten or more trading days in any twelve month period;

(ii) the registration statement required to be filed by the Corporation pursuant to the Registration Rights Agreement has not been declared effective by the 120th day following the Issuance Date or such registration statement, after being declared effective, cannot be utilized by the holders of Series K Preferred Stock for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than 15 days (other than as permitted under the Registration Rights Agreement) at a time when such Registrable Securities are not otherwise permitted to be sold under Rule 144(k) of the Securities Act;

(iii) the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series K Preferred Stock upon conversion of the Series K Preferred Stock as and when required by this Certificate of Designation, the Securities Purchase Agreement or the Registration Rights Agreement (a “Legend Removal Failure”), and any such failure continues uncured for 30 days after the Corporation has been notified thereof in writing by the holder (in addition to the foregoing, if such failure continues uncured for 10 days after the Corporation has been so notified, the Corporation shall, subject to Article XV, immediately pay to such holder an amount equal to 5% of the Face Amount of Series K Preferred Stock so converted);

(iv) the Corporation provides written notice (or otherwise indicates) to any holder of Series K Preferred Stock, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any holder of Series K Preferred Stock upon conversion in accordance with the terms of this Certificate of Designation;

(v) the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

(vi) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation and, if instituted against the Corporation or any subsidiary of the Corporation by a third party, shall not be dismissed within 60 days of their initiation;

(vii) the Corporation shall:

(a) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

(b) merge or consolidate with or into, or engage in any other business combination with, any other person or entity, in any case, which results in either (i) the holders of the voting securities of the Corporation immediately prior to such transaction holding or having the right to direct the voting of fifty percent (50%) or less of the total outstanding voting securities of the Corporation or such other surviving or acquiring person or entity immediately following such transaction or (ii) the members of the board of directors or other governing body of the Corporation comprising fifty percent (50%) or less of the members of the board of directors or other governing body of the Corporation or such other surviving or acquiring person or entity immediately following such transaction;

(c) fail to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness of the Corporation in excess of $1,000,000 due to any third party, other than payments contested by the Corporation in good faith, or otherwise be in breach or violation of any agreement for monies owed or owing in an amount in excess of $1,000,000, and such breach or violation continues uncured after the Corporation’s receipt of notice by any third party of a default or event of default relating thereto, and such default or event of default results in any acceleration of the obligations thereunder;

(d) have a majority or more of the voting power of its capital stock owned beneficially by one person, entity or “group” (as such term is used under Section 13(d) of the

Securities Exchange Act of 1934, as amended), provided, however, that this paragraph shall not apply to the initial voting power of any person, entity or group who is a stockholder of the Corporation on the Issuance Date; or

(viii) except with respect to matters covered by subparagraphs (i) – (vii) above, as to which such applicable subparagraphs shall apply, the Corporation otherwise shall breach any material term hereunder or under the Securities Purchase Agreement, the Registration Rights Agreement or the Warrants, including, without limitation, the representations and warranties or covenants contained therein (i.e., in the event of a material breach as of the date such representation and warranty was made) and if such breach is curable, shall fail to cure such breach within ten business days after the Corporation has been notified thereof in writing by the holder;

then, upon the occurrence of any such Redemption Event, each holder of shares of Series K Preferred Stock shall, subject to Article XV, thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to such effect (a “Redemption Notice”) to the Corporation, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series K Preferred Stock held by such holder for an amount per share equal to the Redemption Amount (as defined in Paragraph B below) in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) above shall immediately constitute a Redemption Event and there shall be no cure period except as is otherwise specifically described in such clauses. Upon the Corporation’s receipt of any Redemption Notice hereunder (other than during the three trading day period following the Corporation’s delivery of a Redemption Announcement (as defined below) to all of the holders in response to the Corporation’s initial receipt of a Redemption Notice from a holder of Series K Preferred Stock), the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a “Redemption Announcement”) to all holders of Series K Preferred Stock stating the date upon which the Corporation received such Redemption Notice and the amount of Series K Preferred Stock covered thereby. The Corporation shall not redeem any shares of Series K Preferred Stock during the three trading day period following the delivery of a required Redemption Announcement hereunder. At any time and from time to time during such three trading day period, each holder of Series K Preferred Stock may request (either orally or in writing) information from the Corporation with respect to the instant redemption (including, but not limited to, the aggregate number of shares of Series K Preferred Stock covered by Redemption Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

B. Definition of Redemption Amount. The “Redemption Amount” with respect to a share of Series K Preferred Stock means an amount equal to the greater of:

(i)	V	x	M
CP

and (ii) V x R

where:

“V” means the Face Amount, plus all accrued but unpaid Dividends and all amounts then accrued or payable under the Registration Rights Agreement, if any, through the date of payment of the Redemption Amount;

“CP” means the Conversion Price in effect on the date on which the Corporation receives the Redemption Notice;

“M” means (i) with respect to all redemptions other than redemptions pursuant to subparagraph (a) or (b) of Article VIII.A(vii) hereof, the highest Closing Sales Price of the Corporation’s Common Stock during the period beginning on the date on which the Corporation receives the Redemption Notice and ending on the date immediately preceding the date of payment of the Redemption Amount and (ii) with respect to redemptions pursuant to subparagraph (a) or (b) of Article VIII.A(vii) hereof, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Redemption Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the redemption. For purposes of this definition, “fair market value” shall be determined by the mutual agreement of the Corporation and the Majority Holders, or if such agreement cannot be reached within five business days prior to the date of redemption, by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation; and

“R” means, for any redemption pursuant to Section XIV.A hereof, 105%, and for all other purposes, 120%.

C. Redemption Defaults. Subject to Article XV, if the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series K Preferred Stock within five business days after its receipt of a Redemption Notice, then the holder of Series K Preferred Stock entitled to redemption shall be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Redemption Notice until the date of payment of the Redemption Amount hereunder. In the event the Corporation is not able to redeem all of the shares of Series K Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series K Preferred Stock from each holder pro rata, based on the total number of shares of Series K Preferred Stock outstanding at the time of redemption included by such holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series K Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

IX. RANK

All shares of the Series K Preferred Stock shall rank (i) prior to the Corporation’s Common Stock and any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the Majority Holders obtained in accordance with Article XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series K Preferred Stock or any series of Redemption Preferred Stock) (collectively with the Common Stock, “Junior Securities”); (ii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article XIII hereof) specifically ranking, by its terms, on parity with the Series K Preferred Stock or any series of Redemption Preferred Stock (the “Pari Passu Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article XIII hereof) specifically ranking, by its terms, senior to the Series K Preferred Stock or any series of Redemption Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

X. LIQUIDATION PREFERENCE

A. Priority in Liquidation. In the event that the Corporation shall liquidate, dissolve or wind up its affairs (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities pursuant to the rights, preferences and privileges thereof) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series K Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series K Preferred Stock and holders of Pari Passu Securities, if any, shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series K Preferred Stock and the Pari Passu Securities, if any, shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of Senior Securities, if any, the holders of the Series K Preferred Stock and the holders of Pari Passu Securities, if any, shall be sufficient to permit the payment to such holders of the preferential amounts payable thereon, then after such payment shall be made in full to the holders of Senior Securities, if any, the holders of the Series K Preferred Stock and the holders of Pari Passu Securities, if any, the remaining assets and funds available for distribution shall be distributed to the holders of any Junior Securities entitled to a liquidation preference in payment of the aggregate liquidation preference of all such holders. After such payment shall be made in full to the holders of any Junior Securities entitled to a liquidation preference, the remaining assets and funds available for distribution shall be distributed ratably among the holders of shares of Series K Preferred Stock, the holders of any other class or series of Series K Preferred Stock entitled to participate with the Common Stock in a liquidating distribution and the holders of the Common Stock, with the holders of shares of Series K Preferred Stock deemed to hold the number of shares of Common Stock into which such shares of Series K Preferred Stock are then convertible (without giving effect to the limitations contained in Article XIV).

B. Definition of Liquidation Preference. The “Liquidation Preference” with respect to a share of Series K Preferred Stock means the greater of (i) an amount equal to the Face Amount thereof, plus all accrued and unpaid Dividends and all amounts then accrued or payable under the Registration Rights Agreement through the date of final distribution, and (ii) the amount that would be distributed in such Liquidation Event on the number of shares of Common Stock into which a share of Series K Preferred Stock could be converted immediately prior to such Liquidation Event, assuming all shares of Series K Preferred Stock were so converted (without giving effect to the limitations contained in Article XIV). The Liquidation Preference with respect to any Pari Passu Securities, if any, shall be as set forth in the Certificate of Designation filed in respect thereof.

XI. ADJUSTMENTS TO THE CONVERSION PRICE

The Conversion Price shall be subject to adjustment from time to time as follows:

A. Stock Splits, Stock Dividends, Etc. If, at any time on or after the Issuance Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation’s transfer agent of such change on or before the effective date thereof.

B. Merger, Consolidation, Etc. If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a “Corporate Change”), then the holders of Series K Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion had such Corporate Change not taken place (without giving effect to the limitations contained in Article XIV), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Majority Holders) shall be made with respect to the rights and interests of the holders of the Series K Preferred Stock to the end that the economic value of the shares of Series K Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Conversion Price and the value of the Corporation’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any Corporate Change unless (i) each holder of Series K Preferred Stock has received written notice of such transaction at least 45 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonable satisfactory to the Majority Holders) the obligations of this Certificate of Designation (including, without limitation, the obligation to make payments of Dividends accrued but unpaid through the date of such consolidation, merger or sale and accruing thereafter). The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series K Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

C. Distributions. If, at any time after the Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holders of Series K Preferred Stock shall be entitled, upon any conversion of shares of Series K Preferred Stock after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article XIV) had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

D. Convertible Securities and Purchase Rights. If, at any time after the Issuance Date, the Corporation issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of the Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holders of Series K Preferred Stock shall be entitled, upon any conversion of shares of Series K Preferred Stock after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which such holder would have received with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article XIV) had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the conversion of the Series K Preferred Stock, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder of Series K Preferred Stock receives such Convertible Securities or Purchase Rights pursuant to the conversion hereof.

E. Dilutive Issuances.

(i) Adjustment Upon Dilutive Issuance. If, at any time the Corporation issues or sells, or in accordance with Section XI.E(ii) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Conversion Price in effect on the date of issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Conversion Price shall be adjusted in accordance with the following formula:

AEP =	C x	O+P/C
CSDO

where:

AEP = the adjusted Exercise Price;

C = the Conversion Price on (a) for purposes of any private sale of securities exempt from registration under Section 3(b) or 4(2) of the Securities Act, the date that the Corporation enters into legally binding definitive agreements for the issuance of such Common Stock, and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;

O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

P = the aggregate consideration, calculated as set forth in Section XI.E(ii) hereof, received by the Corporation upon such Dilutive Issuance; and

CSDO = the total number of shares of Common Stock actually outstanding (after giving effect to the Dilutive Issuance, and not including shares of Common Stock held in the treasury of the Corporation), plus (a) in the case of any adjustment required by this Section XI.E(i) due to the issuance of Purchase Rights, the maximum total number of shares of Common Stock issuable upon the exercise of the Purchase Rights for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Section XI.E(i) due to the issuance of Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

Notwithstanding the foregoing, no adjustment shall be made to this Article XI if such adjustment would result in an increase in the Conversion Price.

(ii) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under subparagraph (i) of this Article XI.E, the following will be applicable:

(a) Issuance of Purchase Rights. If the Corporation issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Conversion Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in subparagraph (ii)(b) of this Article XI.E) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Conversion Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

(b) Issuance of Convertible Securities. If the Corporation issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Conversion Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this subparagraph (ii)(b) of this Article XI.E) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a “Variable Rate Convertible Security”), then for purposes of the next preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof was seventy-five percent (75%) of the actual conversion price on such date (the “Assumed Variable Market Price”), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Article XI.E with respect to any Variable Rate Convertible Security, the Conversion Price in effect at such time shall be readjusted to equal the Conversion Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(c) Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Corporation upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Corporation upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

(d) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Corporation therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Corporation, purchase services from the Corporation or otherwise provide intangible consideration to the Corporation, the amount of the consideration other than cash received by the Corporation (including the net present value of the consideration expected by the Corporation for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Closing Sales Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock,

Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, any holder of Series K Preferred Stock may elect to determine the amount of consideration deemed to be received by the Corporation therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Conversion Price shall be made pursuant to this Article XI.E for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Corporation were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the market price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Corporation for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below the Conversion Price then in effect and, if so, for purposes of determining any adjustment to the Conversion Price hereunder as a result of the issuance of the convertible notes. The Corporation shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Majority Holders do not agree to such fair market value calculation within three business days after receipt thereof from the Corporation, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

(e) Issuances Pursuant to Existing Securities. If the Corporation issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Corporation issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Series K Preferred Stock or Warrants and the number of shares that the Corporation issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

(iii) Exceptions to Adjustment of Conversion Price. Notwithstanding the foregoing, no adjustment to the Conversion Price shall be made pursuant to this Article XI.E in connection with any Excluded Issuance.

F. Other Action Affecting Conversion Price. If, at any time after the Issuance Date, the Corporation takes any action affecting the Common Stock that would be covered by Article XI.A through E, but for the manner in which such action is taken or structured, which would in any way diminish the value of the Series K Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to be equitable under the circumstances.

G. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article XI amounting to a more than one percent (1%) change in such Conversion Price, or any change in the number or type of stock, securities and/or other property issuable upon conversion of the Series K Preferred Stock, the Corporation, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to each holder of Series K Preferred Stock a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Corporation shall, upon the written request at any time of any holder of Series K Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series K Preferred Stock.

XII. VOTING RIGHTS AND BOARD REPRESENTATION

A. Voting Rights Generally. The holders of the Series K Preferred Stock shall have no voting power whatsoever, except as otherwise provided by the Delaware General Corporation Law (the “DGCL”), in this Article XII and in Article XIII below.

(i) Notwithstanding the above, the Corporation shall provide each holder of Series K Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). If the Corporation takes a record of its stockholders for the purpose of determining stockholders entitled to (i) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (ii) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder of Series K Preferred Stock, at least 15 days prior to the record date specified therein (or 45 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

(ii) To the extent that under the DGCL the vote of the holders of the Series K Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series K Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL holders of the Series K Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series K Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article XIV.B) using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated.

B. Board Representation.

(i) The Board shall, within two business days after receiving a request of SDS Capital Partners, LLC (“SDS”) (a) increase the size of the Board, by amending the Corporation’s Certificate of Incorporation or bylaws or otherwise, to create one vacancy on the Board, and (b) appoint to such vacancy a director designated by SDS (the “Series K Director”). The Series K Director may be removed without cause by, and only by SDS until the first annual meeting of the Corporation’s stockholders following such appointment.

(ii) At each annual meeting of the Corporation’s stockholders following the appointment provided for in Section (i) above, SDS shall be entitled, but not obligated, to nominate one member of the Board as the new Series K Director. The Corporation will take all commercially reasonable efforts to have SDS’s nominee elected to the Board and, unless the Board receives an opinion of counsel advising that such recommendation would constitute a breach of the directors’ fiduciary duties imposed by applicable law, shall recommend without qualification that the Corporation’s stockholders vote to elect such nominee.

(iii) SDS will no longer have the rights provided in this subsection B once SDS owns less than 5% of the originally issued shares of Series K Preferred Stock.

C. Board Observation. SDS shall be entitled, but not obligated, to designate one observer (an “Observer”) to attend all meetings of the Board and all committees thereof. The Board will give the Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any matter permitted by the Corporation’s bylaws for notice to directors of the time and place of any proposed meeting of the Board, and such notice in all cases shall include true and correct copies of all documents furnished to any director in connection with such meeting. The Observer will be entitled to be present in person as an observer to any such meeting or, if a meeting is held by telephone conference or other electronic means, to participate therein for the purpose of listening thereto. The Corporation will deliver to the Observer copies of all documents that may be distributed from time to time to the members of the Board (in their capacity as such) at such time as such papers are so distributed to them, including copies of any written consent. The Observer shall hold in confidence to the same extent required by law of the members of the Board all documents furnished in connection with any meeting of the Board and any committee thereof and all information received through oral communication in any meeting of the Board and any committee thereof. SDS will no longer have the rights provided in this subsection C once SDS owns less than 5% of the originally issued shares of Series K Preferred Stock.

XIII. PROTECTION PROVISIONS

A. The Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Majority Holders:

(i) alter or change the rights, preferences or privileges of the Series K Preferred Stock, or increase the authorized number of shares of Series K Preferred Stock;

(ii) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series K Preferred Stock or any series of Redemption Preferred Stock;

(iii) issue any shares of Series K Preferred Stock other than pursuant to the Securities Purchase Agreement or another agreement in the same form, and with exactly the same terms, as the Securities Purchase Agreement, including any attachments or exhibits thereto;

(iv) redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any Junior Securities;

(v) increase the par value of the Common Stock;

(vi) issue any debt securities or incur any indebtedness including, but not limited to, capital lease obligations or increases or changes to currently existing indebtedness that would have any preferences over the Series K Preferred Stock or any series of Redemption Preferred Stock upon liquidation of the Corporation, unless (y) after taking into account amounts currently outstanding, the Corporation would have, in the aggregate, less than $10,000,000 in capital lease obligations and $35,000,000 in other indebtedness (including, but not limited to, obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities), and (z) such debt securities are issued to, or such indebtedness is incurred with, Eligible Lenders; provided, however, that this subsection (z) shall not apply to any amendment, restatement, modification, renewal, refunding, replacement or refinancing of the Credit Agreement;

(vii) enter into any agreement (other than the Con Ed Agreement, as that term is defined in the Securities Purchase Agreement), commitment, understanding or other arrangement to take any of the foregoing actions;

(viii) cause or authorize any subsidiary of the Corporation to engage in any of the foregoing actions; or

(ix) conduct any stock split (including, without limitation, any reverse stock split), combination, reclassification, stock dividend or similar event.

B. So long as at least 20% of the shares of Series K Preferred Stock are outstanding, the Corporation shall not (whether by merger, consolidation or otherwise) create or issue any Senior Securities or Pari Passu Securities without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Majority Holders.

C. Notwithstanding the foregoing, no change pursuant to this Article XIII shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series K Preferred Stock then outstanding.

D. Notwithstanding anything to the contrary contained in this Article XIII, no approval shall be necessary for any issuance of Redemption Preferred Stock or Redemption Shares.

E. The prohibitions under this Article XIII will govern as if Redemption Preferred Stock had been issued and was currently outstanding as of the date hereof.

XIV. LIMITATIONS ON CERTAIN CONVERSIONS, PAYMENT OF DIVIDENDS AND TRANSFERS

The conversion of shares of Series K Preferred Stock, the payment of Dividends and amounts due under the Registration Rights Agreement in shares of Common Stock and transfers of shares of Series K Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

A. Cap Amount Applicable to Conversions and Payment of Dividends and Amounts Due Under the Registration Rights Agreement in Shares of Common Stock. If the Corporation is prohibited by Rule 4350(i) of the National Association of Securities Dealers, Inc. (“NASD”), or any successor or similar rule, or the rules or regulations of any other securities exchange on which the Common Stock is then listed or traded, from issuing a number of shares of Common Stock upon conversion of Series K Preferred Stock pursuant to Article V or as payment of any Dividend or amounts due under this Certificate of Designations or the Registration Rights Agreement in shares of Common Stock pursuant to Article IV (together with any shares of Common Stock issued pursuant to the Securities Purchase Agreement or other agreements entered into in connection with the transactions contemplated thereby) in excess of a prescribed amount (the “Cap Amount”) (without stockholder approval or otherwise), then the Corporation shall not issue shares upon conversion of Series K Preferred Stock or shares of Common Stock as payment of any Dividend or amounts due under this Certificate of Designation or the Registration Rights Agreement in excess of the Cap Amount. Assuming solely for purposes of this Paragraph A that such Rule 4350(i) or similar rule is applicable, the Cap Amount shall be 19.99% of the Common Stock outstanding immediately prior to the Issuance Date. The Cap Amount shall be allocated pro rata to the holders of Series K Preferred Stock as provided in Article XV.C. In the event that, at any time from and after the Issuance Date, the Corporation is prohibited from issuing shares of Common Stock as payment of any Dividend or amounts due under the Registration Rights Agreement as a result of the operation of this Paragraph A, the Corporation shall, subject to Article XV, pay such Dividend and amounts due under the Registration Rights Agreement in cash. In the event that, at any time from and after the conclusion of the Second Stockholder Meeting (as that term is defined in the Securities Purchase Agreement), the Corporation is prohibited from issuing shares of Common Stock upon conversion of Series K Preferred Stock as a result of the operation of this Paragraph A, the Corporation shall immediately notify the holders of Series K Preferred Stock of such occurrence and each holder of Series K

Preferred Stock shall thereafter, subject to Article XV, have the option, exercisable in whole or in part at any time and from time to time, by delivery of a Redemption Notice to the Corporation, to require the Corporation to redeem for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), a number of the holder’s shares of Series K Preferred Stock such that, after giving effect to such redemption, the then unissued portion of such holder’s Cap Amount is equal to one hundred percent (100%) of the total number of shares of Common Stock issuable upon conversion of such holder’s shares of Series K Preferred Stock. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall, subject to Article XV, be entitled to the remedies provided in Article VIII.C.

B. Additional Restrictions on Conversion by Holders, Payment of Dividends and Amounts Due Under the Registration Rights Agreement in Shares of Common Stock or Transfer. In no event shall the Corporation issue Common Stock to any holder of Series K Preferred Stock as payment of any Dividend or amounts due under this Certificate of Designation or the Registration Rights Agreement, and in no event shall a holder of shares of Series K Preferred Stock of the Corporation have the right to convert shares of Series K Preferred Stock into shares of Common Stock pursuant to Article V.A or to dispose of any shares of Series K Preferred Stock to the extent that such payment of Dividend or amounts due under the Registration Rights Agreement or right to effect such conversion or disposition would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock. For purposes of this Paragraph B, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Paragraph B may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Majority Holders shall approve, in writing, such alteration, amendment, deletion or change. In the event the Corporation is prohibited from issuing Common Stock to any holder of Series K Preferred Stock as payment of any Dividend or amounts due under the Registration Rights Agreement as a result of the operation of this Paragraph B, it shall, subject to Article XV, pay such Dividend to such holder in cash.

XV. RESTRICTIONS ON PAYMENTS

A. For purposes of this Article XV capitalized terms used herein that are not otherwise defined in this Certificate of Designation shall have the meanings given to such terms in the Credit Facilities.

B. Until such time as the Commitments, Obligations or Letters of Credit that exist as of the Issuance Date under the Credit Facilities, or that exist pursuant to any debt securities or indebtedness permitted by Article XIII.A(vi) hereof have been repaid or otherwise fully terminated to the satisfaction of the Lenders, (the “Repayment Date”), the Corporation shall not make any payments in cash or other assets in respect of any shares of Series K Preferred Stock pursuant to this Certificate of Designation or otherwise, whether as dividends, in respect of any right of redemption, as damages or otherwise. Until the Repayment Date, any such amounts otherwise payable in cash or other assets shall be paid in additional shares of Series K Preferred Stock or, if a holder of Series K Preferred Stock has exercised its rights pursuant to Section 4(cc) of the Securities Purchase

Agreement, Redemption Preferred Stock, with an aggregate liquidation preference equal to such amounts, and any such amounts otherwise payable in cash or otherwise assets which are paid in additional shares of Series K Preferred Stock or Redemption Preferred Stock shall be deemed to be fully paid and satisfied and shall no longer be due or payable.

C. If any holder of Series K Preferred Stock receives any payments in cash or other assets in violation of this Article XV, such holder shall turn over all such amounts received to the representative of the Lenders under the Credit Facilities.

D. The Lenders under the Credit Facilities shall be third party beneficiaries of this Article XV and the Lenders (either individually or through one or more representatives) shall be entitled to enforce the provisions hereof against the Corporation and the holders of Series K Preferred Stock as if they were a party hereto.

E. Notwithstanding anything to the contrary in this Article XV:

(i) The Corporation shall not issue more than the following number of shares of Series K Preferred Stock pursuant to this Article XV due to a Redemption Event (the “Redemption Cap”):

(a) 1,110 shares of Series K Preferred Stock, plus

(b) 30% of the number equal to that number of additional shares of Series K Preferred Stock sold by the Corporation after the Issuance Date.

(ii) Once issuances by the Corporation reaches the Redemption Cap, any Redemption Amounts that would otherwise be payable in Series K Preferred Stock under this Article XV will be paid in that number of shares of Common Stock equal to dividing the Face Amount of Series K Preferred Stock otherwise payable by the then current Conversion Price.

(iii) If in connection with any Redemption Event, the number of shares of Series K Preferred Stock then issuable to the redeeming holders notwithstanding this Paragraph E is greater than the number of shares of Series K Preferred Stock available under the Redemption Cap, then the number of shares of Series K Preferred Stock the redeeming holders shall be entitled to receive will be allocated to each holder pro rata based on the number of shares of Series K Preferred Stock then held by each holder.

(iv) This Paragraph E shall not apply if the issuance of Common Stock is prohibited by Article XIV.A.

(v) If any holder shall be prohibited from receiving additional shares of Common Stock by Article XIV.B, such holder may elect, by providing written notice to the Corporation (the “Exchange Notice”), to exchange all of the then outstanding shares of Series K Preferred Stock held by such holder (each such holder is referred to in this Paragraph (v) as an “Electing Holder”) for an equal number of shares of Redemption Preferred Stock, plus an additional number of shares of Redemption Preferred Stock (rounded to the nearest share in lieu of any fractional amounts) equal to an amount determined by dividing all accrued and unpaid dividends or amounts due under the Registration Rights Agreement to such Electing Holder by the Face Amount. Such exchange shall be conducted pursuant to the procedures established in Section 4(cc)(ii) though 4(cc)(vi) of the Securities Purchase Agreement; provided, however, that for the purposes of such procedures (y) each Electing Holder shall be deemed to be an Electing Purchaser (as that term is used in Section 4(cc)), and (z) each Exchange Notice shall be deemed to be a Redemption Notice. For the sake of clarity and not limitation, if the holder cannot or does not elect to exchange pursuant to this Paragraph (v), the restrictions provided in Article XV.E shall continue to apply.

XVI. MISCELLANEOUS

A. Cancellation of Series K Preferred Stock. If any shares of Series K Preferred Stock are converted pursuant to Article V or redeemed or repurchased by the Corporation, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series K Preferred Stock.

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Series K Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Series K Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Series K Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Series K Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series K Preferred Stock.

C. Allocation of Cap Amount and Reserved Amount. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series K Preferred Stock (and, in the case of the Cap Amount, the holders of such other securities issued pursuant to the terms hereof, the Securities Purchase Agreement or other agreements entered into in connection therewith) based on the number of shares of Series K Preferred Stock (and, in the case of the Cap Amount, such other securities) issued to each such holder. Each increase to the Cap Amount and the Reserved Amount shall be allocated pro rata among the holders of Series K Preferred Stock (and, in the case of the Cap Amount, the holders of such other securities issued pursuant to the terms hereof, the Securities Purchase Agreement or other agreements entered into in connection therewith) based on the number of shares of Series K Preferred Stock (and, in the case of the Cap Amount, such other securities) held by each holder at the time of the increase in the Cap Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder’s shares of Series K Preferred Stock (or, in the case of the Cap Amount, such other securities), each transferee shall be allocated a pro rata portion of such transferor’s Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Series K Preferred Stock (or, in the case of the Cap Amount, such other securities) shall be allocated to the remaining holders of shares of Series K Preferred Stock (and, in the case of the Cap Amount, the holders of such other securities issued pursuant to the terms hereof, the Securities Purchase Agreement or other agreements entered into in connection therewith), pro rata based on the number of shares of Series K Preferred Stock (and, in the case of the Cap Amount, such other securities) then held by such holders.

D. Quarterly Statements of Available Shares. For each calendar quarter beginning in the quarter in which the initial registration statement required to be filed pursuant to the Registration Rights Agreement is declared effective and thereafter for so long as any shares of Series K Preferred Stock are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each holder a written report notifying the holders of any occurrence that prohibits the Corporation from issuing Common Stock upon any conversion, if any. The report shall also specify (i) the total number of shares of Series K Preferred Stock outstanding as of the end of such quarter, (ii) the total number of shares of Redemption Preferred Stock outstanding as of the end of such quarter, (iii) the total number of shares of Common Stock issued upon all conversions of Series K Preferred Stock or Redemption Preferred Stock prior to the end of such quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series K Preferred Stock and any Redemption Preferred Stock as of the end of such quarter and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Series K Preferred Stock and any Redemption Preferred Stock before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall use its best efforts to deliver the report for each quarter to each holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, as promptly as practicable following delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i) - (iv) of this Paragraph D as of the date of such request.

E. Payment of Cash; Defaults. Whenever, after giving effect to Article XV, the Corporation is required to make any cash payment to a holder under this Certificate of Designation (as payment of any Dividend or amounts due under the Registration Rights Agreement, upon redemption or otherwise), such cash payment shall be made to the holder within five business days after delivery by such holder of a notice specifying that the holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made and any supporting documentation reasonably requested by the Corporation to substantiate the holder’s claim to such cash payment or the amount thereof. If such payment is not delivered within such five business day period, such holder shall thereafter be entitled, subject to Article XV, to interest on the unpaid amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

F. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series K Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder’s allocated portion of the Reserved Amount or Cap Amount) shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series K Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common

Stock prior to the sixth business day after the expiration of the Delivery Period with respect to a conversion of Series K Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such six business day period after expiration of the Delivery Period) the holder shall regain the rights of a holder of Series K Preferred Stock with respect to such unconverted shares of Series K Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series K Preferred Stock.

G. Remedies Cumulative. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein, other than Article XV, shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series K Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of Series K Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

H. Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series K Preferred Stock granted hereunder may be waived as to all shares of Series K Preferred Stock (and the holders thereof) upon the written consent of the Majority Holders, unless a higher percentage is required by applicable law, in which case the written consent of the holders of not less than such higher percentage of shares of Series K Preferred Stock shall be required.

I. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022, Telephone: (212) 405-6200, Facsimile: (212) 421-8860, Attention: President, and (ii) if to any holder to the address set forth under such holder’s name on the execution page to the Securities Purchase Agreement, or such other address as may be designated in writing hereafter, in the same manner, by such person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this      day of                     ,         .

FIBERNET TELECOM GROUP, INC.

By:
Name:
Title:

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Series K Preferred Stock)

The undersigned hereby irrevocably elects to convert                      shares of Series K Preferred Stock (the “Conversion”), represented by Stock Certificate No(s).                      (the “Series K Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of FiberNet Telecom Group, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation, Preferences and Rights of Series K Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. Each Series K Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is                                         ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

In the event of partial exercise, please reissue a new stock certificate for the number of shares of Series K Preferred Stock which shall not have been converted.

The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series K Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

☐	In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

Date of Conversion:

Applicable Conversion Price:

Signature:

Name:

Address:

APPENDIX C

VOID AFTER 5:00 P.M., NEW YORK CITY

TIME, ON [                         ,             ]

(UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase [            ] Shares of

Common Stock, par value $.001 per share

Date: [                         ,             ]

FIBERNET TELECOM GROUP, INC.

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, [                    ], or its registered assigns, is entitled to purchase from FiberNet Telecom Group, Inc. a corporation organized under the laws of the State of Delaware (the “Company”), at any time or from time to time during the period specified in Section 2 hereof, [                     (            )] fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price per share (the “Exercise Price”) equal to $[            ]. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term “Warrants” means this Warrant and the other warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of December 10, 2004, by and among the Company and the other signatories thereto (the “Securities Purchase Agreement”).

This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant.

(a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 10 hereof, at any time and from time to time from and after the conclusion of the First Stockholder Meeting (as that term is defined in the Securities Purchase Agreement), this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement.

(b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof or the holder’s designee within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder’s designee by crediting the account of the holder or the holder’s designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder or the holder’s designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder’s designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder’s designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of December 10, 2004, by and among the Company and the other signatories thereto (the “Registration Rights Agreement”) or otherwise may be sold by the holder pursuant to Rule 144 promulgated under

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the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

(c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an “Exercise Default”), then, subject to Section 13, the Company shall pay to the holder payments (“Exercise Default Payments”) for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the “Exercise Default Date”) exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) .24, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall, subject to Section 13, be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein, other than Section 13, shall limit the holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right, subject to Section 13, to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise. This Warrant shall be exercisable at any time or from time to time during the period (the “Exercise Period”) commencing on the date of initial issuance of this Warrant (the “Issue Date”) and ending at 5:00 p.m., New York City time, on the seventh anniversary of the Issue Date. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof or otherwise fails to deliver shares of Common Stock in the names set forth in Section 1 hereof upon exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

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(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 10 hereof).

(c) Listing. The Company shall promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system.

(d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

(f) Blue Sky Laws. The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or “blue sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any such jurisdiction or (iii) file a general consent to service of process in any such jurisdiction.

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4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

(a) Stock Splits, Stock Dividends, Etc. If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased.

(b) Merger, Consolidation, Etc. If, at any time during the Exercise Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a “Corporate Change”), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 45 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

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(c) Distributions. If, at any time during the Exercise Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

(d) Convertible Securities and Purchase Rights. If, at any time during the Exercise Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

(e) Dilutive Issuances.

(i) Adjustment Upon Dilutive Issuance. If, at any time the Company issues or sells, or in accordance with Section 4(e) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect on the date of issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted in accordance with the following formula:

AEP =	C x	O+P/C
CSDO

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where:

AEP = the adjusted Exercise Price;

C         = the Exercise Price on (a) for purposes of any private sale of securities exempt from registration under Section 3(b) or 4(2) of the Securities Act, the date that the Company enters into legally binding definitive agreements for the issuance of such Common Stock, and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;

O         = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

P         = the aggregate consideration, calculated as set forth in Section 4(e)(ii) hereof, received by the Company upon such Dilutive Issuance; and

CSDO = the total number of shares of Common Stock actually outstanding (after giving effect to the Dilutive Issuance, and not including shares of Common Stock held in the treasury of the Company), plus (a) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Purchase Rights, the maximum total number of shares of Common Stock issuable upon the exercise of the Purchase Rights for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

Notwithstanding the foregoing, no adjustment shall be made to this Section 4 if such adjustment would result in an increase in the Exercise Price.

(ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under clause (i) of this Section 4(e), the following will be applicable:

(1) Issuance of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate

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amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

(2) Issuance of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a “Variable Rate Convertible Security”), then for purposes of the next preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof was seventy-five percent (75%) of the actual conversion price on such date (the “Assumed Variable Market Price”), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4(e) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

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(3) Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

(4) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder hereof may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this Section 4(e) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Company were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the Market Price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Company for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed

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to be issued at a price per share below Exercise Price and, if so, for purposes of determining any adjustment to the Exercise Price hereunder as a result of the issuance of the convertible notes. The Company shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the holder hereof does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder, with the costs of such appraisal to be borne by the Company.

(5) Issuances Pursuant to Existing Securities. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Series K Preferred Stock (as that term is defined in the Certificate of Designation) or Warrants pursuant to the Securities Purchase Agreement and the number of shares that the Company issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

(6) Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made upon (A) the issuance of shares of Common Stock upon the exercise or conversion of the Company’s options, warrants or other securities outstanding as of the date hereof in accordance with the terms of such options or warrants or other securities as in effect on the date hereof and described in Section 3(d) of the Disclosure Schedule to the Securities Purchase Agreement; (B) the grant of options to purchase Common Stock, with exercise prices not less than the Market Price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan approved by the Company’s Board of Directors, and the issuance of shares of Common Stock upon the exercise thereof; (C) the issuance of the Series K Preferred Stock, the Warrants and the Amended Warrants (as that term is defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement, the Conversion Shares upon conversion of the Series K Preferred Stock and the Warrant Shares upon exercise of the Warrants, Redemption Preferred Stock (as that term is defined in the Securities Purchase Agreement) and Redemption Shares (as that term is defined in the Securities Purchase Agreement) upon conversion of the Redemption Preferred Stock; (D) issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, or issued in connection with acquisitions so long as such

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issuances are not for the purpose of raising capital; (E) issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (F) issuances of Common Stock, or warrants or options exercisable for Common Stock, to acquisition candidates; (G) issuances of Common Stock, or warrants or options exercisable for Common Stock, for fees paid to an investment banker or advisor; (H) issuances of Common Stock, or warrants or options exercisable for Common Stock, in public secondary offerings; or (I) issuances or deemed issuances of Common Stock, or warrants or options exercisable for Common Stock, in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the Closing Date, provided, however, that the number of shares of Common Stock issued or exercisable pursuant to subsections D through I above shall not exceed 5,000,000 in the aggregate.

(f) Other Action Affecting Exercise Price. If, at any time during the Exercise Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (e), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

(g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(h) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment or readjustment of the Exercise Price or change in number or type of stock, securities and/or other property issuable upon exercise of this Warrant, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment or readjustment and any change in the number of type of stock, securities and/or other property issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall, subject to Section 13, pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

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(j) Other Notices. In case at any time:

(i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company’s past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

(ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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7. Transfer, Exchange, Redemption and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 8(f) and 10 hereof and to the provisions of Section 5 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder of this Warrant or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

(e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

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(f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company’s counsel renders such an opinion, and up to $1,000 of such cost shall be borne by the Company if the holder’s counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided, however, that no such opinion, letter, or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. If, at any time following 12 months after the Issue Date, the Warrant Shares are not then registered for resale pursuant to an effective registration statement as required pursuant to the terms of the Registration Rights Agreement, this Warrant may be exercised at any time thereafter during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

10. Additional Restrictions on Exercise and Transfer. The exercise and transfer of this Warrant shall be subject to the following limitations (each of which limitations shall be applied independently):

(a) Cap Amount. If the Company is prohibited by Rule 4350(i) of the National Association of Securities Dealers, Inc. (“NASD”), or any successor or similar rule, or the rules or regulations of any other securities exchange on which the Common Stock is then listed or traded,

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from issuing a number of shares of Common Stock upon exercise of this Warrant (together with any shares of Common Stock issued pursuant to other securities issued pursuant to the Securities Purchase Agreement or other agreements entered in connection therewith) in excess of a prescribed amount (the “Cap Amount”) (without stockholder approval or otherwise), then the Company shall not issue shares upon any such exercise in excess of the Cap Amount. Assuming solely for purposes of this Section 10(a) that such Rule 4350(i) or similar rule is applicable, the Cap Amount shall be 19.99% of the Common Stock outstanding immediately prior to the date hereof. The Cap Amount shall be allocated pro rata to the holders of Warrants (and the holders of such other securities issued pursuant to the Securities Purchase Agreement or other agreements entered in connection therewith) as provided in Section 12(h). In the event that, at any time from and after the conclusion of the Second Stockholder Meeting (as that term is defined in the Securities Purchase Agreement), the Company is prohibited from issuing shares of Common Stock upon any exercise of this Warrant as a result of the operation of this Section 10(a), the Company shall immediately notify the holder hereof of such occurrence and the holder shall thereafter have, subject to Section 13, the option, exercisable in whole or in part at any time and from time to time, by delivery of written notice to such effect (a “Redemption Notice”) to the Company, to require the Company to redeem for cash, at an amount per share equal to the Redemption Amount (as defined below), a portion of this Warrant such that, after giving effect to such redemption, the then unissued portion of the holder’s Cap Amount is equal to one hundred percent (100%) of the total number of shares of Common Stock issuable upon exercise of this Warrant in full. If the Company fails to redeem such portion of this Warrant within five business days after its receipt of such Redemption Notice, then the holder hereof shall , subject to Section 13, be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which such Redemption Amount is required to be paid hereunder until the actual date of payment of the Redemption Amount hereunder. For purposes of this Section 10(a), the “Redemption Amount” equals 100% of the value of that portion of the Warrant being so redeemed derived using the Black-Scholes formula (using Bloomberg) as of the date on which the holder gives the Redemption Notice, assuming the volatility of the Company’s Common Stock equals 60% and the risk-free interest rate equals 3% per annum.

(b) Additional Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock. For purposes of this Section 10(b), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 10(b) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

(a) “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

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(b) “Certificate of Designation” means that certain Certificate of Designation, Preferences and Rights of Series K Convertible Preferred Stock of the Company.

(c) “Credit Agreement” means the Amended and Restated Credit Agreement dated as of February 9, 2001 among FiberNet Operations, Inc. Devnet L.L.C., the institutions party thereto from time to time as lenders, Deutsche Bank AG New York Branch, as administrative agent, Wachovia Investors, Inc., as documentation agent, and TD Securities (USA) Inc., as syndication agent, as the same may have been amended prior to the date hereof or as it may be, subject to Section 4(bb)(iv) of the Securities Purchase Agreement and Article III.A(vi) of the Certificate of Designation, amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time thereafter.

(d) “Credit Facilities” means, collectively, (i) the Credit Agreement, and (ii) subject to Section 4(bb)(iv) of the Securities Purchase Agreement and Article XIII.A(vi) of the Certificate of Designation, any of the following entered into by the Company after the Issuance Date: (a) debt facilities or commercial paper facilities, in each case with banks or other institutional lenders or financial institutions providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits), (b) receivables financing (including through the sale of receivables to such lenders or to special purposes entities formed to borrow from such lenders against receivables), or (c) letters of credit, in each case, as the same may be, subject to Section 4(bb)(iv) of the Securities Purchase Agreement and Article III.A(vi) of the Certificate of Designation, amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time thereafter.

(e) “Market Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (in any case, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

(f) “trading day” means any day on which principal United States securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

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12.	Miscellaneous.

(a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

(d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

(e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i) If to the Company:

FiberNet Telecom Group, Inc.

570 Lexington Avenue

New York, New York 10022

Attention: President

Telephone: (212) 405-6200

Facsimile: (212) 421-8860

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with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

Chrysler Center

666 Third Avenue

New York, New York 10017

Telephone: (212) 925-3000

Facsimile: (212) 983-3115

Attention: Todd E. Mason, Esq.

(ii) If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

(f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

(g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies (subject to Section 13) to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(h) Allocation of Cap Amount. The initial Cap Amount shall be allocated pro rata among the holders of the Warrants (and the holders of such other securities issued pursuant to the Securities Purchase Agreement or other agreements entered in connection therewith) based on the number of Warrant Shares issuable upon exercise of the Warrants (and such other securities) issued to each such holder. Each increase to the Cap Amount shall be allocated pro rata among the holders of the Warrants (and the holders of such other securities issued pursuant to the Securities Purchase Agreement or other agreements entered in connection therewith) based on the number of Warrant Shares issuable upon exercise of the Warrants (and such other securities) held by each holder at the time of the increase in the Cap Amount. In the event the holder shall sell or otherwise transfer any of the holder’s Warrants (or any such other securities), each transferee shall be allocated a pro rata portion of such transferor’s Cap Amount. Any portion of

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the Cap Amount which remains allocated to any person or entity which does not hold any Warrants (or any such other securities) shall be allocated to the remaining holders of the Warrants (and the holders of such other securities issued pursuant to the Securities Purchase Agreement or other agreements entered in connection therewith), pro rata based on the number of Warrant Shares issuable upon exercise of the Warrants (and such other securities) then held by such holders.

13.	Restriction on Payments.

(a) For purposes of this Section 13 capitalized terms used herein that are not otherwise defined in this Agreement shall have the meanings given to such terms in the Credit Facilities.

(b) Until such time as the Commitments, Obligations or Letters of Credit that exist as of the date hereof under the Credit Facilities, or that exist pursuant to any debt securities or indebtedness permitted by Section 4(bb)(iv) of the Securities Purchase Agreement or Article XIII.A(vi) of the Certificate of Designation have been repaid or otherwise fully terminated to the satisfaction of the Lenders, (the “Repayment Date”), the Company shall not make any payments in cash or other assets to any holder pursuant to this Agreement or otherwise. Until the Repayment Date, any such amounts otherwise payable in cash or other assets shall be paid in additional shares of Series K Preferred Stock or, if a holder of Series K Preferred Stock has exercised its rights pursuant to Section 4(cc) of the Securities Purchase Agreement, Redemption Preferred Stock (as that term is defined in the Securities Purchase Agreement), with an aggregate liquidation preference equal to such amounts, and any such amounts otherwise payable in cash or otherwise assets which are paid in additional shares of Series K Preferred Stock or Redemption Preferred Stock, shall be deemed to be fully paid and satisfied and shall no longer be due or payable.

(c) If any holder receives any payments in cash or other assets in violation of this Section 13, such holder shall turn over all such amounts received to the representative of the Lenders under the Credit Facilities.

(d) The Lenders under the Credit Facilities shall be third party beneficiaries of this Section 13 and the Lenders (either individually or through one or more representatives) shall be entitled to enforce the provisions hereof against the Company and the holders as if they were a party hereto.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

FIBERNET TELECOM GROUP, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

FORM OF EXERCISE AGREEMENT

(To be Executed by the Holder in order to Exercise the Warrant)

To:	FiberNet Telecom Group, Inc.

    570 Lexington Avenue

    New York, New York 10022

    Attention: President

    Telephone: (212) 405-6200

    Facsimile: (212) 421-8860

The undersigned hereby irrevocably exercises the right to purchase              shares of the Common Stock of FiberNet Telecom Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐ The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is                     ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

☐ In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints                                  as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:                     ,

In the presence of

Name:

Signature:
Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.

APPENDIX D

FIRST AMENDMENT

TO

SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT, dated as of December 15, 2004 (the “Amendment”), to the Securities Purchase Agreement by and among FiberNet Telecom Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth on the execution pages thereof, dated as of December 10, 2004 (the “Agreement”), is made by and among the Company and the Purchaser. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

BACKGROUND

In consideration of the mutual promises herein contained, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby agree that the Agreement is amended to provide as follows:

1. In Paragraph B of “Background” of the Agreement, the first sentence is hereby amended, restated and replaced in its entirety as follows:

“Upon the terms and conditions stated in this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase, units (the “Units”), each Unit consisting of (i) one share of the Company’s Series K Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock”), which Preferred Stock shall have the rights, preferences and privileges set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (the “Certificate of Designation”), shall have an initial conversion price of $1.00, and shall initially be convertible into 10,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) and (ii) a warrant, in the form attached hereto as Exhibit B (the “Warrants”), to acquire 3,000 shares of Common Stock at an exercise price equal to $1.00 per share.”

2. In Paragraph C of “Background” of the Agreement, the last line of the paragraph is hereby amended to replace the word “there” with the word “their”.

3. In Exhibit A of the Agreement, Article III, Paragraph E of the Certificate of Designation is hereby amended, restated and replaced in its entirety as follows:

“Conversion Price” means $1.00, and shall be subject to adjustment as provided herein.”

4. In Exhibit B of the Agreement, the last word of the first sentence of the first paragraph of the Warrant is hereby amended to replace “$[            .]” with “$1.00.”

5. Under Section 4(aa) of the Agreement, amendments, modifications, changes and waivers of certain provisions of the Con Ed Agreement are not permitted or given effect unless they are made with the prior written consent of the Purchasers. As a result and in order to permit the execution of this Amendment, the Purchaser, being the sole Purchaser under the Agreement, hereby consents to any and all amendments, modifications, changes and waivers by Con Ed and/or the Company of the provisions of the Con Ed Agreement (including, without limitation, any representations and warranties, covenants and conditions to Con Ed’s obligation to close under the Con Ed Agreement) solely with respect to including within the coverage of such provisions, and permitting the execution of, this Amendment and the amendments to the Agreement effected hereby.

6. This Amendment constitutes the entire agreement between the parties concerning the subject matter hereof. In the event of any conflict, ambiguity or inconsistency between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.

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IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIBERNET TELECOM GROUP, INC.

By:
Name:
Title:

PURCHASER:

SDS CAPITAL PARTNERS, LLC

By:
Name:
Title:

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APPENDIX E

SECOND AMENDMENT

TO

SECURITIES PURCHASE AGREEMENT

THIS SECOND AMENDMENT, dated as of December 29, 2004 (the “Amendment”), to the Securities Purchase Agreement by and among FiberNet Telecom Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth on the execution pages thereof, dated as of December 10, 2004 (as amended by the First Amendment to the Securities Purchase Agreement, dated as of December 15, 2004, the “Agreement”), is made by and among the Company and the Purchaser. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

BACKGROUND

In consideration of the mutual promises herein contained, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby agree that the Agreement is amended to provide as follows:

1. In Exhibit A of the Agreement, the first sentence of Article V, Paragraph A of the Certificate of Designation is hereby amended to replace “First Stockholder Meeting” with “Second Stockholder Meeting”.

2. In Exhibit A of the Agreement, Article XIV, Paragraph A of the Certificate of Designation is hereby amended, restated and replaced in its entirety as follows:

“A. Cap Amount Applicable to Conversions and Payment of Dividends and Amounts Due Under the Registration Rights Agreement in Shares of Common Stock. If the Corporation is prohibited by Rule 4350(i) of the Nasdaq Stock Market, Inc., or any successor or similar rule, from issuing a number of shares of Common Stock upon conversion of Series K Preferred Stock pursuant to Article V or as payment of any Dividend or amounts due under this Certificate of Designations or the Registration Rights Agreement in shares of Common Stock pursuant to Article IV (together with any shares of Common Stock issued pursuant to the Securities Purchase Agreement or other agreements entered into in connection with the transactions contemplated thereby) in excess of a prescribed amount (the “Cap Amount”) (without stockholder approval or otherwise), then the Corporation shall not issue shares upon conversion of Series K Preferred Stock or shares of Common Stock as payment of any Dividend or amounts due under this Certificate of Designation or the Registration Rights Agreement in excess of the Cap Amount. Notwithstanding anything contained herein, the Cap Amount shall apply for as long as the Series K Preferred Stock is outstanding unless stockholder approval to exceed the Cap Amount is received. Assuming solely for purposes of this Paragraph A that such Rule 4350(i) or similar rule is applicable, the Cap Amount shall be 19.99% of the Common Stock outstanding immediately prior to the Issuance Date.

The Cap Amount shall be allocated pro rata to the holders of Series K Preferred Stock as provided in Article XV.C. In the event that, at any time from and after the Issuance Date, the Corporation is prohibited from issuing shares of Common Stock as payment of any Dividend or amounts due under the Registration Rights Agreement as a result of the operation of this Paragraph A, the Corporation shall, subject to Article XV, pay such Dividend and amounts due under the Registration Rights Agreement in cash. In the event that, at any time from and after the conclusion of the Second Stockholder Meeting (as that term is defined in the Securities Purchase Agreement), the Corporation is prohibited from issuing shares of Common Stock upon conversion of Series K Preferred Stock as a result of the operation of this Paragraph A, the Corporation shall immediately notify the holders of Series K Preferred Stock of such occurrence and each holder of Series K Preferred Stock shall thereafter, subject to Article XV, have the option, exercisable in whole or in part at any time and from time to time, by delivery of a Redemption Notice to the Corporation, to require the Corporation to redeem for cash, at an amount per share equal to the amount calculated pursuant to Article VIII.B(ii), a number of the holder’s shares of Series K Preferred Stock such that, after giving effect to such redemption, the then unissued portion of such holder’s Cap Amount is equal to one hundred percent (100%) of the total number of shares of Common Stock issuable upon conversion of such holder’s shares of Series K Preferred Stock. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall, subject to Article XV, be entitled to the remedies provided in Article VIII.C.”

3. In Exhibit B of the Agreement, the first sentence of Section 1, Paragraph (a) of the Warrant is hereby amended to replace “First Stockholder Meeting” with “Second Stockholder Meeting”.

4. In Exhibit B of the Agreement, the first sentence of Section 10, Paragraph (a) of the Warrant is hereby amended, restated and replaced in its entirety as follows:

“If the Company is prohibited by Rule 4350(i) of the Nasdaq Stock Market, Inc., or any successor or similar rule, from issuing a number of shares of Common Stock upon exercise of this Warrant (together with any shares of Common Stock issued pursuant to other securities issued pursuant to the Securities Purchase Agreement or other agreements entered in connection therewith) in excess of a prescribed amount (the “Cap Amount”) (without stockholder approval or otherwise), then the Company shall not issue shares upon any such exercise in excess of the Cap Amount. Notwithstanding anything contained herein, the Cap Amount shall apply for as long as the Warrants are outstanding unless stockholder approval to exceed the Cap Amount is received.

5. Under Section 4(aa) of the Agreement, amendments, modifications, changes and waivers of certain provisions of the Con Ed Agreement are not permitted or given effect unless they are made with the prior written consent of the Purchasers. As a result and in order to permit the execution of this Amendment, the Purchaser, being the sole Purchaser under the Agreement, hereby consents to any and all amendments, modifications, changes and waivers by Con Ed and/or the Company of the provisions of the Con Ed Agreement (including, without limitation,

2

any representations and warranties, covenants and conditions to Con Ed’s obligation to close under the Con Ed Agreement) solely with respect to including within the coverage of such provisions, and permitting the execution of, this Amendment and the amendments to the Agreement effected hereby.

6. This Amendment constitutes the entire agreement between the parties concerning the subject matter hereof. In the event of any conflict, ambiguity or inconsistency between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.

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IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Amendment to be duly executed as of the date first above written.

FIBERNET TELECOM GROUP, INC.

By:
Name:
Title:

PURCHASER:

SDS CAPITAL PARTNERS, LLC

By:
Name:
Title:

FIBERNET TELECOM GROUP, INC.

THIS PROXY IS BEING SOLICITED BY FIBERNET TELECOM GROUP, INC.’S

BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 3, 2005, in connection with the Special Meeting to be held at 10:00 a.m. on Tuesday, January 25, 2005 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, and hereby appoints Michael S. Liss and Jon A. DeLuca, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of FiberNet Telecom Group, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Proposal to approve, for purposes of NASD Marketplace Rule 4350(i), the right to allow for the conversion of a series K convertible preferred stock and the exercise of related warrants, proposed to be sold pursuant to a Securities Purchase Agreement that we entered into on December 10, 2004, as amended, with the Purchasers named therein.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

2. Proposal, for purposes of NASD Marketplace Rule 4350(i), to issue securities in a subsequent financing or series of financings that could result in the issuance of greater than 20% of our common stock that will be outstanding as of the issuance date of such securities or on a post-issuance basis.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

FIBERNET TELECOM GROUP, INC.

Special Meeting of Stockholders

January 25, 2005

Please date, sign and mail your proxy card as soon as possible.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes.

NOTE: Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Date

Signature	Date